As Filed with the Securities and Exchange Commission on January 30, 2002
                                                       Registration No. 333-____

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM N-14

                             REGISTRATION STATEMENT
                                    UNDER THE
                             SECURITIES ACT OF 1933

                       [ ] Pre-Effective Amendment No. __
                       [ ] Post-Effective Amendment No. __


                        BERGER INVESTMENT PORTFOLIO TRUST
               (Exact Name of Registrant as Specified in Charter)

                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
               (Address of Principal Executive Offices, Zip Code)

        Registrant's Telephone Number, including Area Code (303) 329-0200

                                   ----------

                                JACK R. THOMPSON
                        BERGER INVESTMENT PORTFOLIO TRUST
                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
                     (Name and Address of Agent for Service)

                                    Copy to:

                             DEBORAH BIELICKE EADES
                        VEDDER, PRICE, KAUFMAN & KAMMHOLZ
                            222 NORTH LASALLE STREET
                             CHICAGO, ILLINOIS 60601

                                   ----------

         Approximate date of proposed public offering: As soon as practicable after the effective date of this Registration Statement.

         It is proposed that this filing will become effective on March 1, 2002 pursuant to Rule 488.

         No filing fee is required because an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

                              QUESTIONS AND ANSWERS

                           YOUR VOTE IS VERY IMPORTANT

Q. What are shareholders being asked to vote on at the upcoming special meeting on May 8, 2002?

A. The Board of Trustees of the Berger New Generation Fund has called the special meeting at which you will be asked to vote on a reorganization (the "Reorganization") of your fund into the Berger Mid Cap Growth Fund.

Q.       What are the differences between the Funds?

A. The Funds have the same investment objective and both Funds invest in the common stocks of growth companies. However, while both Funds can and do invest in many of the same securities, the Berger Mid Cap Growth Fund focuses more on mid-sized companies, while the Berger New Generation Fund tends to focus more on small companies in rapidly changing industries.

Q.       What are the advantages for Berger New Generation Fund shareholders?

A. Combining the two funds will benefit shareholders by allowing them to continue their investment in a fund with the same investment objective and compatible investment policies. The combined fund will have a larger asset base, a lower management fee rate and the potential for lower overall expenses for holders of Investor Shares.

Q. Has the Berger New Generation Fund's Board of Trustees approved the proposal?

A. Yes, the Board has. The Fund's Board of Trustees unanimously approved the Reorganization and recommends that you vote in favor of it.

Q.       What is the timetable for the Reorganization?

A. If approved by shareholders on May 8, 2002, the Reorganization is expected to take effect on May 10, 2002.

Q.       Will I receive new shares in exchange for my current shares?

A. Yes. Upon approval and completion of the Reorganization, shareholders of the Berger New Generation Fund will exchange their shares for shares of the Berger Mid Cap Growth Fund based upon a specified exchange ratio determined by the respective net asset values of the Funds. You will receive shares of the Berger Mid Cap Growth Fund whose aggregate value at the time of issuance will equal the aggregate value of your Berger New Generation Fund shares on that date.

Q. Will the Fund have to pay any fees or expenses in connection with the Reorganization?

A. No. Berger Financial Group LLC, the investment adviser of the Funds, has agreed to bear the costs of the Reorganization.

Q.       Will the Reorganization create a taxable event for me?

A. The Reorganization is intended to be done on a tax-free basis for federal income tax purposes. Therefore, you will recognize no gain or loss for federal income tax purposes as a result of the Reorganization. In addition, the tax basis and holding period of the Berger Mid Cap Growth

         Fund shares you receive will be the same in the aggregate as the tax basis and holding period of your Berger New Generation Fund shares.

Q. Can I exchange or redeem my Berger New Generation Fund shares before the Reorganization takes place?

A. Yes. You may exchange your Berger New Generation Fund shares for shares of any other Berger Fund within the same class of shares or for money market shares in the Cash Account Trust Portfolios, or redeem your shares, at any time before the Reorganization takes place. If you choose to do so, your request will be treated as a normal exchange or redemption of shares and will be a taxable transaction.

Q.       How do I vote my shares?

A. You can vote your shares by mail using the enclosed proxy card. You can also vote by telephone or by the Internet. If you need more information on how to vote or if you have any questions, please call
         _____________________________ at __________________.

Q.       What happens if the Reorganization is not approved?

A. If shareholders do not approve the Reorganization, the Reorganization will not take effect and the Fund's Board of Trustees will take such action as they deem to be in the best interests of the Fund and the Fund's shareholders.

                           BERGER NEW GENERATION FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                            TO BE HELD ON MAY 8, 2002

Notice is hereby given that a Special Meeting of Shareholders of Berger New Generation Fund, a series of the Berger Investment Portfolio Trust (the "Trust"), will be held at the officer of Berger Financial Group LLC, 210 University Boulevard, Suite 800, Denver Colorado 80206, on May 8, 2002 at 10:00 a.m. Mountain time, for the purposes of considering the proposals set forth below. The proposals, if approved, will result in the transfer of the assets and all liabilities of the Berger New Generation Fund to the Berger Mid Cap Growth Fund in return for shares of the Berger Mid Cap Growth Fund (the "Reorganization"). The Berger New Generation Fund will then be terminated as soon as practicable thereafter.

Proposal 1:         To approve an Agreement and Plan of Reorganization (attached hereto as Exhibit A) providing for the transfer of all of the assets and all liabilities of the Berger New Generation
                    Fund in exchange for Berger Mid Cap Growth Fund shares, and the shares so received will be distributed to shareholders of the Berger New Generation Fund.

Proposal 2:         The transaction of such other business as may properly be
                    brought before the meeting.

         Shareholders of record of the Berger New Generation Fund as of the close of business on February 27, 2002 are entitled to notice of, and to vote at this meeting, or any adjournment of this meeting.

         SHAREHOLDERS ARE REQUESTED TO EXECUTE AND RETURN PROMPTLY THE ACCOMPANYING PROXY CARD, WHICH IS BEING SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. YOU MAY EXECUTE THE PROXY CARD USING THE METHODS DESCRIBED IN THE PROXY CARD. EXECUTING THE PROXY CARD IS IMPORTANT TO ENSURE A QUORUM AT THE MEETING. PROXIES MAY BE REVOKED AT ANY TIME BEFORE THEY ARE EXERCISED BY SUBMITTING A WRITTEN NOTICE OF REVOCATION OR A SUBSEQUENTLY EXECUTED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON.

                                       By Order of the Board of Trustees


                                       Sue Vreeland
                                       Secretary
                                       Berger Investment Portfolio Trust
March 8, 2002

                           PROXY STATEMENT/PROSPECTUS

                               DATED MARCH 8, 2002

            RELATING TO THE ACQUISITION OF BERGER NEW GENERATION FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

           BY AND IN EXCHANGE FOR SHARES OF BERGER MID CAP GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
                                 1-800-551-5849

         This Proxy Statement/Prospectus is furnished in connection with the solicitation of proxies by the Board of Trustees of the Berger Investment Portfolio Trust (the "Trust") for the purpose of the Special Meeting of Shareholders (the "Meeting") of the Berger New Generation Fund, to be held on Wednesday, May 8, 2002 at 10:00 a.m. Mountain time, at the offices of Berger Financial Group LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206 At the Meeting, shareholders of the Berger New Generation Fund will be asked to consider and approve a proposed reorganization, as described in the Agreement and Plan of Reorganization, a form of which is attached hereto as Exhibit A (the "Reorganization Plan"), that will result in the transfer of the assets and all liabilities of the Berger New Generation Fund to the Berger Mid Cap Growth Fund, a series of the Trust, in return for shares of the Berger Mid Cap Growth Fund (the "Reorganization"). The Berger New Generation Fund will then be terminated as soon as practicable thereafter.

         This Proxy Statement/Prospectus sets forth concisely the information that a shareholder of the Berger New Generation Fund should know before voting on the Reorganization, and should be retained for future reference. Certain additional relevant documents listed below, which have been filed with the Securities and Exchange Commission ("SEC"), are incorporated in whole or in part by reference. A Statement of Additional Information dated March 8, 2002, relating to this Proxy Statement/Prospectus and the Reorganization and including certain financial information about the Berger New Generation Fund and the Berger Mid Cap Growth Fund, has been filed with the SEC and is incorporated by reference into this Proxy Statement/Prospectus. A copy of such Statement of Additional Information is available upon request and without charge by writing to the Berger Funds, P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling toll-free 1-800-551-5849.

         THE SEC HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

         The Reorganization Plan provides that the Berger New Generation Fund will transfer all of its assets and all liabilities to the Berger Mid Cap Growth Fund in exchange for shares of the Berger Mid Cap Growth Fund, in an amount equal in value to the aggregate net assets of the Berger New Generation Fund. These transfers are expected to occur immediately after the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time) (the "Effective Time") on May 10, 2002 (the "Closing Date").

         Immediately after the transfer of the Berger New Generation Fund's assets and liabilities, the Berger New Generation Fund will make a liquidating distribution to its shareholders of the Berger Mid Cap Growth Fund's shares received, so that a holder of shares in the Berger New Generation Fund at the Effective Time of the Reorganization will receive a number of shares of the Berger Mid Cap Growth

Fund with the same aggregate value as the shareholder had in the Berger New Generation Fund immediately before the Effective Time. At the Effective Time, shareholders of the Berger New Generation Fund will become shareholders of the Berger Mid Cap Growth Fund. The Berger New Generation Fund will then be terminated as soon as practicable thereafter.

         The Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act"). Berger Financial Group LLC ("Berger Financial Group") is the investment adviser and administrator to the Funds. Berger Financial Group is a subsidiary of Stilwell Management Inc. ("Stilwell"), which owns more than 80% of Berger Financial Group, and is an indirect subsidiary of Stilwell Financial Inc. Berger Distributors LLC is the principal underwriter of the Funds. Stilwell owns approximately 32% of the outstanding shares of DST Systems, Inc., which serves as transfer agent for the Funds.

         For a more detailed discussion of the investment objectives, policies, risks and restrictions of the Funds, see the Berger Funds' prospectuses and statements of additional information dated January 29, 2002, as amended and/or supplemented, which have been filed with the SEC and are incorporated by reference into this Proxy Statement/Prospectus insofar as they relate to the Berger Funds participating in the Reorganization. No other parts of the prospectuses or statements of additional information are incorporated herein. Copies of the prospectuses accompany this Proxy Statement/Prospectus. Copies of the statements of additional information are available upon request and without charge by calling 1-800-551-5849.

         This Proxy Statement/Prospectus is expected to be sent to shareholders on or about March 8, 2002.

                                TABLE OF CONTENTS

                                                                                                               PAGE
SYNOPSIS.........................................................................................................1
INVESTMENT RISKS.................................................................................................7
INFORMATION RELATING TO THE REORGANIZATION.......................................................................8
FEDERAL INCOME TAXES.............................................................................................9
CAPITALIZATION..................................................................................................10
BOARD CONSIDERATIONS............................................................................................10
SHAREHOLDER RIGHTS..............................................................................................10
ADDITIONAL INFORMATION..........................................................................................11
VOTING MATTERS..................................................................................................12
OTHER BUSINESS..................................................................................................14
SHAREHOLDER INQUIRIES...........................................................................................14
PRO FORMA FINANCIAL STATEMENTS.................................................................................B-2
NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)..................................................B-8
FINANCIAL HIGHLIGHTS..........................................................................................B-10
Exhibit A -    Agreement and Plan of Reorganization
Exhibit B -    Management's Discussion of the Berger Mid Cap Growth Fund's Performance

                                    SYNOPSIS

         This Synopsis is designed to allow you to compare the current fees, investment objectives, policies and restrictions, and distribution, purchase, exchange and redemption procedures of the Berger New Generation Fund with those of the Berger Mid Cap Growth Fund. It is a summary of certain information contained elsewhere in this Proxy Statement/Prospectus, or incorporated by reference into this Proxy Statement/Prospectus. Shareholders should read this entire Proxy Statement/Prospectus carefully. For more complete information, please read the applicable portion of the prospectus for each Fund.

THE REORGANIZATION

         BACKGROUND. Pursuant to the Reorganization Plan (a form of which is attached hereto as Exhibit A), the Berger New Generation Fund will transfer all of its assets and all liabilities to the Berger Mid Cap Growth Fund in exchange for shares of the Berger Mid Cap Growth Fund. The Berger New Generation Fund will distribute the Berger Mid Cap Growth Fund shares that it receives to its shareholders. The Berger New Generation Fund will then be terminated as soon as practicable thereafter. The result of the Reorganization is that shareholders of the Investor Shares and Institutional Shares classes of the Berger New Generation Fund will become shareholders of the Berger Mid Cap Growth Fund. The Berger Mid Cap Growth Fund will continue to offer one share class only and does not presently contemplate offering an Institutional Shares class.

         The Board of Trustees of the Berger New Generation Fund, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, considered the proposed Reorganization at a meeting held on January 16, 2002. After a thorough review of all aspects of the Reorganization and for the reasons set forth below (see "Board Considerations"), the Board has determined that the Reorganization would be in the best interests of the Berger New Generation Fund and its existing shareholders, and that the interests of existing shareholders would not be diluted as a result of the transactions contemplated by the Reorganization. THE BOARD OF TRUSTEES OF THE BERGER NEW GENERATION FUND UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

         TAX CONSEQUENCES. The Reorganization is intended to qualify as a tax-free reorganization for U.S. federal income tax purposes. If the Reorganization so qualifies, neither the Berger New Generation Fund nor its shareholders will recognize tax gain or loss in the transactions contemplated by the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive a tax opinion from PricewaterhouseCoopers LLP to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service from asserting a contrary position.

         DISTRIBUTIONS. Before the Reorganization, the Berger New Generation Fund expects to distribute ordinary income and capital gains, if any, to its shareholders.

         SPECIAL CONSIDERATIONS AND RISK FACTORS. Although the investment objectives of the Berger Mid Cap Growth Fund and the Berger New Generation Fund are the same and many of their investments can be regarded as substantially similar, the Funds are not identical. Therefore, an investment in the Berger Mid Cap Growth Fund may involve investment risks that differ in some respects from those of the Berger New Generation Fund. For a more complete discussion of the risks associated with the respective Funds, see "INVESTMENT RISKS" below.

THE TRUST

         Each Fund is a series of the Trust. The Trust is an open-end, management investment company, which offers redeemable shares in different series. It was organized as a Delaware business trust on August 23, 1993. The Berger New Generation Fund offers two classes of shares: Investor Shares and Institutional Shares. The Berger Mid Cap Growth Fund offers one class of shares.

FEES AND EXPENSES

         The following comparative fee table shows the fees for each Fund as of September 30, 2001. The unaudited pro forma table shows the Berger Mid Cap Growth Fund's fees assuming that the Reorganization is approved.

                                  FUND EXPENSES

         Shareholders in the Funds do not pay any sales loads, redemption or exchange fees, but do indirectly bear Annual Fund Operating Expenses, which vary from year to year.

                            ANNUAL OPERATING EXPENSES
                     (AS A PERCENTAGE OF AVERAGE NET ASSETS)

                                                              BERGER NEW          BERGER NEW         PRO FORMA -
                                                           GENERATION FUND     GENERATION FUND      BERGER MID CAP
                                        BERGER MID CAP        (INVESTOR         (INSTITUTIONAL       GROWTH FUND
                                         GROWTH FUND           SHARES)             SHARES)           (UNAUDITED)
                                        --------------     ---------------     ---------------      --------------
Management Fees...................          0.75%               0.85%               0.85%               0.75%
Distribution (12b-1) Fees.........          0.25%               0.25%                 N/A               0.25%
Other Expenses....................          0.50%               0.44%               0.56%               0.45%
Total Annual Operating Expenses...          1.50%               1.54%               1.41%               1.45%
Expense Reimbursement.............            N/A                 N/A              (0.27%)(1)             N/A
Net Expenses......................            N/A                 N/A               1.14%                 N/A

------------------

(1) Pursuant to a written agreement, Berger Financial Group reimburses the Berger New Generation Fund's Institutional Shares class to the extent the normal transfer agency and registration expenses exceed 0.20% of the average daily net assets of the Institutional Shares class in any fiscal year.

         Annual Fund Operating Expenses are paid by each Fund. As a result, they reduce the Fund's return. Fund expenses include management fees, 12b-1 fees and administrative costs such as shareholder recordkeeping and reports, custodian and pricing services and registration fees.

                                     EXAMPLE

         The following example helps you compare the cost of investing in each Fund with the cost of investing in other mutual funds by showing what your costs may be over time. It uses the same assumptions that other funds use in their prospectuses:

         o        $10,000 initial investment

         o        5% return for each year

         o        each Fund's operating expenses remain the same for each period

         o        redemption after the end of each period

         o        reinvestment of all dividends and distributions

         Your actual costs may be higher or lower, so this example should be used for comparison only. Based on these assumptions, your costs at the end of each time period would be:

                        FUND                           1 YEAR       3 YEARS      5 YEARS      10 YEARS
                        ----                           ------       -------      -------      --------
Berger Mid Cap Growth Fund..........................    $153         $474         $818          $1,791
Berger New Generation Fund (Investor Shares)........    $157         $486         $839          $1,834
Berger New Generation Fund (Institutional Shares)...    $116         $362         $628          $1,386
Pro Forma - Berger Mid Cap Growth Fund..............    $148         $459         $792          $1,735

INVESTMENT ADVISER

         Berger Financial Group, the investment adviser to the Funds, is a direct subsidiary of Stilwell Management, Inc. and an indirect subsidiary of Stilwell Financial Inc. Berger Financial Group is registered as an investment adviser under the Investment Advisers Act of 1940. Berger Financial Group, located at 210 University Boulevard, Suite 800, Denver, Colorado 80206 had approximately $8.7 billion in assets under management as of December 31, 2001.

INVESTMENT ADVISORY AGREEMENTS AND FEE WAIVERS

         Under the Investment Advisory Agreement between each Fund and Berger Financial Group, Berger Financial Group is generally responsible for furnishing continuous advice and making decisions as to the acquisition, holding or disposition of securities or other assets which each Fund may own or contemplate acquiring from time to time. Each Investment Advisory Agreement provides that the investment advisor shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission taken with respect to a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of reckless disregard of its obligations and duties thereunder and except to the extent otherwise provided by law.

         Under its agreement with Berger Mid Cap Growth Fund, Berger Financial Group receives a fee for its services at the rate of .75% of average daily net assets for the first $500 million of assets, .70% of average daily net assets for the next $500 million in assets and .65% of average daily net assets over $1 billion. Under a written agreement, Berger Financial Group waives its advisory fees to the extent that, at any time during the life of the Berger Mid Cap Growth Fund, the annual operating expenses for the Fund, including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses, exceed 2.00% of the average daily net assets of the Fund in any fiscal year. The agreement may not be terminated or amended except by a vote of the Fund's Board of Trustees.

         Under its agreement with Berger New Generation Fund, Berger Financial Group receives a fee for its services at the rate of .85% of average daily net assets for the first $500 million of assets, .80% of average daily net assets for the next $500 million in assets and .75% of average daily net assets over $1 billion. Pursuant to a written agreement, Berger Financial Group waives its fees to the extent that, at any time during the life of the Berger New Generation Fund, the expenses of the Investor Shares class of the Fund including the investment advisory fee and the 12b-1 fee, but excluding brokerage commissions, interest, taxes and extraordinary expenses exceed 1.90% of the average daily net assets of the Investor Shares class of the Fund in any fiscal year. The agreement may be terminated by Berger Financial Group upon 90 days' prior written notice to the Fund. Pursuant to a written agreement, Berger Financial Group reimburses the Berger New Generation Fund's Institutional Shares class to the extent the normal transfer agency and registration expenses exceed 0.20% of the average daily net assets of the Institutional Shares class in any fiscal year. The investment advisory fee is allocated among the Investor Shares and the Institutional Shares on the basis of net assets attributable to each class.

RULE 12b-1 DISTRIBUTION PLAN

         To pay for the cost of promoting the Fund and servicing shareholder accounts, the Berger Mid Cap Growth Fund and the Investor Shares class of the Berger New Generation Fund have each adopted a Rule 12b-1 distribution plan. Under the plan, an annual fee of 0.25% out of the average daily net assets of the Fund (or class) is paid to Berger Financial Group to finance activities primarily intended to result in the sale of Fund shares. Payments to Berger Financial Group under the plan may be more or less than actual expenses incurred. The Institutional Shares of the Berger New Generation Fund do not have any Rule 12b-1 fees.

INVESTMENT OBJECTIVES, POLICIES AND RESTRICTIONS

         This section will help you compare the investment objectives and policies of the Berger Mid Cap Growth Fund with the Berger New Generation Fund. Please be aware that this is only a brief discussion. More complete information may be found in the Funds' prospectus.

         While the Funds have identical investment objectives and similar investment policies, there are some differences. The investment objective of each Fund is capital appreciation. Each Fund's investment objective is fundamental and may not be changed without shareholder approval. The Berger Mid Cap Growth Fund primarily invests in the common stocks of mid-sized companies with the potential for strong revenue and earnings growth. In selecting stocks for the Berger Mid Cap Growth Fund, Berger Financial Group focuses on companies that commit their resources to innovative products or services for unique, changing or rapidly growing markets. Under normal circumstances, the Berger Mid Cap Growth Fund invests at least 65% of its assets in equity securities of companies whose market capitalization falls, at the time of initial purchase, within a range of $1 billion to the 12-month average of the maximum market capitalization for companies included in the S&P MidCap 400 Index. The Berger New Generation Fund primarily invests in the common stocks of companies with potential for significant revenue and earnings growth. In selecting stocks for the Berger New Generation Fund, Berger Financial Group focuses on leading-edge companies with emerging growth opportunities, new ideas, technologies or methods of doing business in all sectors of the market. The Berger New Generation Fund invests in domestic and foreign common stocks and other securities with equity features, such as convertible securities and preferred stocks. Due to the Berger New Generation Fund's focus on the leading-edge companies described above, the Fund is generally weighted toward small market capitalization companies, although it is free to invest in companies with larger market capitalizations as well. Berger Financial Group may actively trade each Fund's portfolio in pursuit of its investment objective.

         Both Funds are diversified and tend to focus on securities of small and mid-sized companies. Each Fund may invest in a relatively small number of related industries. As secondary investment strategies in seeking to achieve their investment objectives, both Funds are permitted to invest in foreign securities, convertible securities, investment grade bonds, illiquid and restricted securities of up to 15% of net assets, special situations (companies about to undergo a structural, financial or management change that may significantly affect the value of their securities), companies with limited operating histories and initial public offerings.

         Each Fund may also use futures, forwards and options for hedging purposes and may invest in government securities and short-term, interest-bearing securities that are inconsistent with the Fund's investment strategies when Berger Financial Group believes market conditions warrant a temporary defensive position. Although each Fund may borrow from a bank or other financial institution for temporary or emergency reasons, the Berger Mid Cap Growth Fund and the Berger New Generation Fund have adopted fundamental restrictions limiting borrowings to 25% of total assets. Each Fund is also permitted to lend portfolio securities representing up to 33 1/3% of its total assets.

PORTFOLIO MANAGERS

         Jay W. Tracey, CFA and Paul A. LaRocco, CFA, are portfolio managers of the Berger Mid Cap Growth Fund and the Berger New Generation Fund.

         Mr. Tracey, Executive Vice President and Chief Investment Officer of Berger Financial Group, assumed management of the Berger Mid Cap Growth Fund and Berger New Generation Fund in December 2001. Mr. Tracey joined Berger Financial Group in June 2000. From November 1995 to May 2000, he was Vice President and Portfolio Manager of OppenheimerFunds, Inc., where he managed emerging growth funds. Mr. Tracey has more than 24 years experience in the investment management industry.

         Mr. LaRocco, Vice President of Berger Financial Group , assumed management of the Berger Mid Cap Growth Fund and the Berger New Generation Fund in December 2001. Mr. LaRocco joined Berger in January 2001. Prior to joining Berger Financial Group , Mr. LaRocco co-managed small and mid-cap funds for Montgomery Asset Management from January 2000 to December 2000. From March 1998 to December 1999, he was a Senior Portfolio Manager for small and mid-cap growth funds at Founders Asset Management and from January 1993 to March 1998, he was a Portfolio Manager for small and mid-cap funds with OppenheimerFunds, Inc. Mr. LaRocco has more than 10 years of experience in the investment management industry.

PERFORMANCE

         The following table shows the Funds' average annual total returns over different periods and shows how each Fund's performance compares with its new benchmark index and its previous benchmark index. The performance of the Funds and the indices vary over time, and past performance is not necessarily indicative of future results. The Funds' returns assume reinvestment of dividends and distributions.

                          AVERAGE ANNUAL TOTAL RETURNS
                             AS OF DECEMBER 31, 2001

                                                                                                       LIFE OF
                                FUND                                    1 YEAR         5 YEARS         THE FUND
                                ----                                    ------         -------        ----------
Berger Mid Cap Growth Fund.......................................       (39.03)%          N/A         15.37%(1)
Berger New Generation Fund (Investor Shares)                            (52.38)%         1.73%         4.08%(3)
Berger New Generation Fund (Institutional Shares)(2).............       (52.06)%         1.71%         4.06%(3)
New Benchmark Index for Berger Mid Cap Growth Fund -- Russell
   Mid Cap Growth Index(4).......................................       (20.15)%          N/A          5.87%(1)
Previous Benchmark Index for Berger Mid Cap Growth Fund -- S&P
   MidCap 400 Index(5)...........................................        (0.61)%          N/A         12.37%(1)
New Benchmark Index for Berger New Generation Fund -- Nasdaq
   Composite Index(6)............................................       (20.82)%         8.95%        10.77%(3)
Previous Benchmark Index for Berger New Generation Fund -- S&P
   500 Index(7)..................................................       (11.88)%        10.70%        12.22%(3)

------------------

(1)      Since December 31, 1997.

(2) Returns include periods prior to the Fund's adoption of share classes and therefore a 0.25% 12b-1 fee which has not been paid by the Fund's Institutional Shares since the inception of that class on August 16, 1999.

(3)      Since March 29, 1996.

(4) The Russell Mid Cap Growth Index is an unmanaged index, with dividends reinvested, which measures the performance of those Russell Mid Cap companies with higher price-to-book ratios and higher forecasted growth values. The stocks in this index are also members of the Russell 1000 Growth Index.

(5) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, and is generally representative of the market for mid-sized companies.

(6) The Nasdaq Composite Index is an unmanaged index, with dividends reinvested, which measures all Nasdaq domestic and non-U.S. based common stocks listed on The Nasdaq Stock Market.

(7) The S&P 500 Index is an unmanaged index, with dividends reinvested, which consists of the common stocks of 500 publicly traded U.S. companies.

PURCHASE, EXCHANGE AND REDEMPTION PROCEDURES

                               PURCHASE PROCEDURES

         Shares may be purchased directly from the Berger Funds by mail, telephone, or online. Shares may also be purchased through broker-dealers or other financial organizations. The minimum initial purchase requirement for the Berger Mid Cap Growth Fund and Investor Shares of the Berger New Generation Fund is $2,500 for regular accounts and $500 for individual retirement accounts. Berger Mid Cap Growth Fund shares and Investor Shares of the Berger New Generation Fund purchased through regular deductions from a designated bank account (i.e., Low Minimum Investment Plan) may be purchased for a minimum investment of $50 per month. The minimum subsequent purchase requirement for Berger Mid Cap Growth Fund and Investor Shares of the Berger New Generation Fund is $50. The minimum initial purchase requirement for Institutional Shares of the Berger New Generation Fund is $250,000; there is no minimum subsequent purchase requirement.

         Fund shares may be purchased on any business day at a price per share equal to the NAV next determined after the purchase request is received in good order and accepted by the Fund. The NAV of each Fund is calculated once each business day as of the close of the regular trading session on the New York Stock Exchange (normally, 4:00 p.m. Eastern time). The NAV per share is calculated by dividing the total value of each Fund's investments, cash and other assets, less any liabilities, by the total outstanding shares of that Fund.

                               EXCHANGE PRIVILEGES

         Shareholders may exchange shares of one Berger Fund for shares of another Berger Fund within the same class of shares or for money market shares in the Cash Account Trust Portfolios (the "CAT Portfolios"). Exchanges may be made by mail, telephone or online. Exchanges may also be made automatically ($50 minimum) through the Systematic Exchange Plan on a monthly, quarterly, semi-annual or annual basis. The exchange price is the NAV next determined after the exchange request is received in good order and accepted by the Fund. Exchanges into a new Fund or CAT Portfolio must meet the Fund or Portfolio's minimum initial and subsequent purchase requirements. The Funds may terminate or modify the exchange privilege at any time.

                              REDEMPTION PROCEDURES

         Shareholders may redeem shares on any business day by mail, telephone or online (for non-retirement accounts). The redemption price will be the NAV next determined after the redemption request is received in good order and accepted by the Fund. Redemptions also may be made through a Systematic Withdrawal Plan in amounts of $50 or more. For the Berger Mid Cap Growth Fund and Investor Shares of the Berger New Generation Fund, the Systematic Withdrawal Plan requires that a shareholder's account have a value of $5,000 or more. Holders of Institutional Shares of the Berger New Generation Fund are required to maintain a minimum account balance of $250,000. If a shareholder's account balance drops below $2,000 due to redemptions (or $250,000, for Institutional Shares of the

Berger New Generation Fund), including redemptions made through a Systematic Withdrawal Plan, the Fund may redeem the shareholder's remaining shares and close the account. However, the shareholder will always be given at least 60 days' notice to give him time to add to his account and avoid an involuntary redemption.

         If the shareholder's address of record has changed within the last 15 days, the redemption request exceeds $100,000, the shareholder requests that proceeds be sent to an address or an account that is different from the address of record or in certain other circumstances, the Funds require a written redemption request with a signature guarantee from an eligible guarantor (a notarized signature is not sufficient).

                               REDEMPTIONS IN KIND

         The Funds have elected to pay redemption proceeds in cash up to $250,000 or 1% of each Fund's total value during any 90-day period for any one shareholder, whichever is less. Because larger redemptions may be detrimental to existing shareholders, the Funds reserve the right to make payments in the form of portfolio securities under unusual circumstances (a redemption in kind).

         A redemption in kind will consist of securities equal in value to the shares redeemed. In the event that a redemption in kind were made, shareholders would probably have to pay brokerage costs to sell the securities distributed to them, as well as taxes on any gain from the sale. Shareholders may have difficulty selling the securities and recovering the amount of their redemption if the securities are illiquid.

                                DIVIDEND POLICIES

         The Funds declare and pay dividends annually. The Funds distribute capital gains, if any, at least annually, normally in December. Shareholders will receive dividends and distributions in the form of additional shares unless they have elected to receive payment in cash.

                                INVESTMENT RISKS

         Because the Berger Mid Cap Growth Fund's investment objective is identical to that of the Berger New Generation Fund and both Funds invest in the common stocks of growth companies, an investment in the Berger Mid Cap Fund is subject to many of the same risks as an investment in the Berger New Generation Fund. Both Funds are subject to the risks of equity investing. Because the price of common stock moves up and down in response to corporate earnings and developments, economic and market conditions and unanticipated events, the price of the Fund's investments may go down and investors may lose money on their investment. Each Fund's investments may focus in a small number of business sectors, which may pose greater market and liquidity risks. In addition, each Fund's active trading will cause the Fund to have an increased portfolio turnover rate. Higher turnover rates may result in higher brokerage costs to the Fund and in higher net taxable gains for investors.

         Each Fund's share price may fluctuate more than that of funds invested in stocks of large companies in more stable industries. The mid-sized companies in which the Berger Mid Cap Growth Fund invests and the small and mid-sized companies in which the Berger New Generation Fund tends to invest may pose greater market, liquidity and information risks because of narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. In addition, each Fund's focus in a small number of business sectors, such as technology, healthcare services, and telecommunications, provides additional risks. For example, competition among technology companies may result in increasingly aggressive pricing of their products and services, which may affect the companies' profitability. In addition, because of the rapid pace of technological development, products and services developed by companies in the Funds' portfolio may become rapidly obsolete or have relatively short product cycles. Each Fund's returns may be considerably more volatile than the returns of funds that do not invest in similarly related companies to such a large extent.

                   INFORMATION RELATING TO THE REORGANIZATION

         DESCRIPTION OF THE REORGANIZATION. The following summary is qualified in its entirety by reference to the Reorganization Plan found in Exhibit A. The Reorganization Plan provides for the Reorganization to occur on or about May 10, 2002.

         The Reorganization Plan provides that all of the assets and all liabilities of the Berger New Generation Fund will be transferred to the Berger Mid Cap Growth Fund immediately after the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m. Eastern time) on the Closing Date of the Reorganization. In exchange for the transfer of these assets and liabilities, the Berger Mid Cap Growth Fund will simultaneously issue at the Effective Time of the Reorganization a number of full and fractional shares to the Berger New Generation Fund equal in value to the aggregate net asset value of the Berger New Generation Fund calculated before the Effective Time of the Reorganization.

         Following the transfer of assets and liabilities in exchange for Berger Mid Cap Growth Fund shares, the Berger New Generation Fund will distribute, in complete liquidation, pro rata to its shareholders of record, all the shares of the Berger Mid Cap Growth Fund so received. Shareholders of the Berger New Generation Fund owning shares at the Effective Time of the Reorganization will receive a number of shares of the Berger Mid Cap Growth Fund with the same aggregate value as the shareholder had in the Berger New Generation Fund immediately before the Effective Time. Such distribution will be accomplished by the establishment of accounts in the names of the Berger New Generation Fund's shareholders on the share records of the Berger Mid Cap Growth Fund's transfer agent. Each account will receive the respective pro rata number of full and fractional shares of the Berger Mid Cap Growth Fund due to the shareholders of the Berger New Generation Fund. The Berger New Generation Fund then will be terminated. THE BERGER FUNDS NO LONGER ISSUE SHARE CERTIFICATES TO SHAREHOLDERS. Shares of the Berger Mid Cap Growth Fund to be issued will have no preemptive or conversion rights.

         The Reorganization Plan contains customary representations, warranties and conditions. The Reorganization Plan provides that the consummation of the Reorganization with respect to the Berger New Generation Fund and the Berger Mid Cap Growth Fund is conditioned upon, among other things: (i) approval of the Reorganization by the Berger New Generation Fund's shareholders; and (ii) the receipt by the Funds of a tax opinion to the effect that the Reorganization will be tax-free to the Berger New Generation Fund, its shareholders and the Berger Mid Cap Growth Fund. The Reorganization Plan may be terminated if, before the Closing Date, any of the required conditions have not been met, the representations and warranties are not true or the Board of Trustees of the Trust determines that the Reorganization is not in the best interest of the shareholders of the Berger New Generation Fund or the Berger Mid Cap Growth Fund.

         COSTS OF REORGANIZATION. Berger Financial Group has agreed to bear the costs of the Reorganization, including, without limitation: (a) expenses associated with the preparation and filing of this Prospectus/Proxy Statement;
(b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by the Funds; (f) solicitation costs; and (g) other related administrative or operational costs. Neither Fund will pay any of these expenses

                              FEDERAL INCOME TAXES

         The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended. If it so qualifies, neither the Berger New Generation Fund nor its shareholders will recognize tax gain or loss as a result of the Reorganization; the tax basis of the Berger Mid Cap Growth Fund shares received by shareholders will be the same in the aggregate as the basis of the Berger New Generation Fund shares exchanged; and the holding period of the Berger Mid Cap Growth Fund shares received will include the holding period of the Berger New Generation Fund shares exchanged, provided that the shares exchanged were held as capital assets at the time of the Reorganization. As a condition to the closing of the Reorganization, the Funds will receive a tax opinion from PricewaterhouseCoopers LLP to that effect. No tax ruling from the Internal Revenue Service regarding the Reorganization has been requested. The tax opinion is not binding on the Internal Revenue Service and does not preclude the Internal Revenue Service or a court from asserting or adopting a contrary position.

         The Funds will continue their investment operations while the Reorganization is pending. Accordingly, they may realize taxable income and gains, which may have to be distributed to shareholders under the tax rules relating to mutual funds. Even though the Reorganization is intended to be tax-free for federal income tax purposes, shareholders should expect that such distributions would be taxable to them.

         As of September 30, 2001, Berger New Generation Fund and Berger Mid Cap Growth Fund had unutilized capital loss carryovers of approximately $403 million and $47 million, respectively. The final amount of unutilized capital loss carryovers for each Fund is subject to change and will not be determined until the time of the Reorganization. After and as a result of the Reorganization, these capital loss carryovers may in part be subject to limitations under applicable tax laws on the rate at which they may be used in the future to offset capital gains of Berger Growth Fund. As a result, some or all of the capital loss carryovers may expire unutilized. The Funds' Board of Trustees took this factor into account in concluding that the proposed Reorganization would be in the best interests of the Funds and their shareholders.

         SHAREHOLDERS SHOULD CONSULT THEIR OWN TAX ADVISERS CONCERNING THE POTENTIAL TAX CONSEQUENCES OF THE REORGANIZATION TO THEM, INCLUDING FOREIGN, STATE AND LOCAL TAX CONSEQUENCES.

                                 CAPITALIZATION

         The following table sets forth, as of September 30, 2001, the capitalization of each Fund and the unaudited pro forma combined capitalization of the Berger Mid Cap Growth Fund assuming the Reorganization has taken place. The capitalizations are likely to be different on the Closing Date as a result of daily share purchase and redemption activity.

                                                                   NET ASSET VALUE          SHARES
                FUND                               NET ASSETS         PER SHARE           OUTSTANDING
                ----                              ------------     ---------------        -----------
Berger Mid Cap Growth Fund                        $ 30,418,466          $10.76             2,825,934
Berger New Generation Fund (Investor Shares)      $136,372,501          $ 5.84            23,349,637
Berger New Generation Fund (Institutional
   Shares)                                        $  1,553,129          $ 5.82               266,882
Pro Forma - Berger Mid Cap Growth Fund
   (Unaudited)                                    $168,344,096          $10.76            15,644,301

                              BOARD CONSIDERATIONS

         On January 16, 2002, the Board of Trustees of the Berger New Generation Fund, including the Trustees who are not "interested persons" within the meaning of Section 2(a)(19) of the 1940 Act, voted to approve the Reorganization and to recommend its approval to shareholders. In reaching its decision, the Board considered the following factors to be of importance: (1) the Berger Mid Cap Growth will have the same investment objective, and substantially similar policies and limitations as those of the Berger New Generation Fund; (2) Berger Financial Group has agreed to pay the Funds' cost of the reorganization; (3) the reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes; and (4) the combined fund will have a larger asset base, a lower management fee rate, and the potential for lower overall expenses for the holders of the Investor Shares. Based on this information, the Board recommends that the shareholders of the Berger New Generation Fund approve the Reorganization.

                               SHAREHOLDER RIGHTS

         GENERAL. The Trust is an open-end management investment company established as a Delaware business trust pursuant to a Trust Instrument dated August 23, 1993. The Trust is also governed by its By-Laws and applicable Delaware law.

         SHARES. The Trust is authorized to issue an unlimited number of shares of beneficial interest, with a par value of $.01, from an unlimited number of series of shares. Currently, the Trust consists of eight separate investment series offering up to two classes of shares: Investor Shares and Institutional Shares. The two classes differ with respect to distribution fees. The shares of each Fund have no preference as to conversion features, exchange privileges or other attributes, and have no preemptive rights.

         VOTING RIGHTS. On any matter submitted to a vote of shareholders, all shares entitled to vote are voted on by individual series or class, except that shares are voted in the aggregate and not by individual series or class in the election of trustees of the Trust and on all matters relating to the Trust as a whole. Each full share of each Fund has one vote, and each fractional share has a proportionate fractional vote.

         SHAREHOLDER MEETINGS. The Trust is not required to hold annual meetings of shareholders, but may hold special meetings of shareholders under certain circumstances. A special meeting of shareholders for the purpose of considering the removal of a trustee may be called at any time by the trustees or by shareholders holding at least 10% of the outstanding shares of the Trust. Special meetings for other purposes may be called by the trustees or at the request of shareholders owning at least 25% of the outstanding shares of the Trust.

         ELECTION AND TERM OF TRUSTEES. Each Fund's affairs are supervised by the trustees under the laws governing business trusts in the State of Delaware. Subject to 1940 Act requirements, trustees may be elected by shareholders or appointed by the Board. Trustees hold office until their successors are duly elected and qualified, or until their death, resignation, retirement, removal or mental or physical incapacity. A trustee may be removed at any time by unanimous written consent of the remaining trustees or by a vote of shareholders holding two-thirds of the outstanding shares.

         SHAREHOLDER LIABILITY. Pursuant to Delaware law and the Trust's Trust Instrument, shareholders of the Trust are not personally liable for the acts, omissions, liabilities or obligations of any kind of the Trust.

         TRUSTEE LIABILITY. The Trustees generally are not personally liable for any obligation of the Trust. The Trust will indemnify its trustees against all liabilities and expenses, except for those arising from the trustee's willful misfeasance, bad faith, gross negligence or reckless disregard of his or her duties.

         THE FOREGOING IS ONLY A SUMMARY OF CERTAIN RIGHTS OF SHAREHOLDERS OF THE FUNDS UNDER THE TRUST'S GOVERNING CHARTER DOCUMENTS, BY-LAWS AND STATE LAW, AND IS NOT A COMPLETE DESCRIPTION OF PROVISIONS CONTAINED IN THOSE SOURCES. SHAREHOLDERS SHOULD REFER TO THE PROVISIONS OF THOSE DOCUMENTS AND STATE LAW DIRECTLY FOR A MORE THOROUGH DESCRIPTION.

                             ADDITIONAL INFORMATION

         Information concerning the operation and management of the Funds is included in the current prospectuses relating to the Funds, which are incorporated herein by reference and copies of which accompany this Proxy Statement/Prospectus. Additional information about the Funds is included in the Statements of Additional Information for the Funds dated January 29, 2002, which are available upon request and without charge by calling 1-800-551-5849.

         The Funds are subject to the informational requirements of the Securities Exchange Act of 1934 and the 1940 Act, and in accordance therewith file reports and other information, including proxy material and charter documents, with the SEC. These items may be inspected and copied at the Public Reference Facilities maintained by the SEC at 450 Fifth Street, N.W., Washington, D.C. 20549 and at the SEC's regional offices in New York at 233 Broadway, New York, New York 10279 and in Chicago at 175 West Jackson Boulevard, Suite 900, Chicago, Illinois 60604. Copies of such items can be obtained from the Public Reference Branch, Office of Consumer Affairs, SEC, Washington, D.C. 20549 at prescribed rates.

         INTEREST OF CERTAIN PERSONS IN THE REORGANIZATION. Stilwell may be deemed to have an interest in the Reorganization because its subsidiary, Berger Financial Group, provides investment advisory services to the Funds pursuant to advisory agreements with the Funds. Future growth of the Berger Mid

Cap Growth Fund can be expected to increase the total amount of fees payable to Berger Financial Group and to reduce the amount of fees required to be waived to maintain total fees of the Berger Mid Cap Growth Fund at agreed upon levels.

         FISCAL YEAR END AND FINANCIAL STATEMENTS. The fiscal year end of each Fund is September 30.

         The financial statements of the Funds are contained in the Berger Funds' annual report to shareholders for the fiscal year ended September 30, 2001 and have been audited by PricewaterhouseCoopers LLP, their independent accountants. These financial statements are incorporated by reference into this Proxy Statement/Prospectus insofar as such financial statements relate to the Funds participating in the Reorganization, and not to any other Berger Funds that are described therein. The Funds will furnish, without charge, a copy of their most recent Semi-Annual Report succeeding such Annual Report, if any, on request. Requests should be directed to the Funds at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.

         THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE FOR APPROVAL OF THE REORGANIZATION.

                                 VOTING MATTERS

         GENERAL INFORMATION. This Proxy Statement/Prospectus is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Trust. It is expected that the solicitation of proxies will be primarily by mail. Officers and service contractors of the Funds may also solicit proxies by telephone, facsimile, Internet or in person. The cost of solicitation will be borne by Berger Financial Group.

         VOTING RIGHTS AND REQUIRED VOTE. Shareholders of the Berger New Generation Fund are entitled to one vote for each full share held and fractional votes for fractional shares. One-third of the outstanding shares of the Berger New Generation Fund entitled to vote, present in person or by proxy, constitutes a quorum. Approval of the Reorganization requires the vote of one-half of the outstanding shares of the Berger New Generation Fund entitled to vote on the proposal. Any shareholder giving a proxy may revoke it at any time before it is exercised by submitting to the Trust a written notice of revocation or a subsequently executed proxy or by attending the Meeting and voting in person.

         Shareholders may vote by filling out and signing the enclosed proxy card and returning it in the postage paid envelope provided. Shareholders may also communicate their proxies by telephone or by the Internet. To vote by telephone, shareholders should have their proxy cards ready and dial the toll-free number that appears on the voting instruction form. Enter the 12-digit control number found on the proxy card and follow the instructions that will be given. To vote using the Internet, shareholders should have their proxy cards available, go to the website [www.proxyvote.com], enter the 12-digit control number found on the proxy card and follow the instructions that will be given. Shareholders who communicate proxies by telephone or by the Internet have the same power and authority to issue, revoke or otherwise change their voting instruction as currently exists for instructions communicated in written form. With respect to telephonic or Internet voting, the Funds and their agents will follow procedures designed to ensure accuracy and prevent fraud, including requiring identifying shareholder information, recording the shareholder's instructions and confirming to the shareholder after the fact.

         Shares represented by a properly executed proxy will be voted in accordance with the instructions thereon, or if no specification is made, the shares will be voted "FOR" the approval of the Reorganization. It is not anticipated that any matters other than the approval of the Reorganization will be brought before the Meeting. Should other business properly be brought before the Meeting, it is intended that the accompanying proxies will be voted in accordance with the judgment of the persons named as such proxies. For the purposes of determining the presence of a quorum for transacting business at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have the effect of a "no" vote for purposes of obtaining the requisite approval of the Reorganization.

         If sufficient votes in favor of the proposals set forth in the Notice of the Special Meeting are not received by the time scheduled for the Meeting, the holders of a majority of shares present in person or by proxy at the Meeting and entitled to vote at the Meeting, whether or not sufficient to constitute a quorum, may adjourn the Meeting. Any business that might have been transacted at the Meeting originally called may be transacted at any such adjourned session(s) at which a quorum is present. The costs of any additional solicitation and of any adjourned session(s) will be borne by Berger Financial Group.

         RECORD DATE AND OUTSTANDING SHARES. Only shareholders of record of the Berger New Generation Fund at the close of business on February 27, 2002 (the "Record Date") are entitled to notice of and to vote at the Meeting and any postponement or adjournment thereof. At the close of business on the Record Date, _______________ shares were outstanding and entitled to vote.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

         BERGER MID CAP GROWTH FUND. [AS OF THE RECORD DATE, THE OFFICERS AND TRUSTEES OF THE TRUST AS A GROUP, BENEFICIALLY OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF THE BERGER MID CAP GROWTH FUND.] As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Berger Mid Cap Growth
Fund:

                                               PERCENTAGE               TYPE OF
            NAME AND ADDRESS                    OWNERSHIP              OWNERSHIP
            ----------------                   ----------              ---------



         BERGER NEW GENERATION FUND. [AS OF THE RECORD DATE, THE OFFICERS AND TRUSTEES OF THE TRUST AS A GROUP, BENEFICIALLY OWNED LESS THAN 1% OF THE OUTSTANDING SHARES OF THE BERGER NEW GENERATION FUND.] As of the Record Date, to the best of the knowledge of the Trust, the following persons owned of record or beneficially 5% or more of the outstanding Investor Shares or Institutional Shares of the Berger New Generation Fund:

                                               PERCENTAGE               TYPE OF
            NAME AND ADDRESS                    OWNERSHIP              OWNERSHIP
            ----------------                   ----------              ---------



         EXPENSES. In order to obtain the necessary quorum at the Meeting, additional solicitations may be made by mail, telephone, telegraph, facsimile or personal interview by representatives of the Funds, Berger Financial Group or service providers at an estimated cost of approximately $________. All costs of solicitation (including the printing and mailing of this proxy statement, meeting notice and form of proxy, as well as any necessary supplementary solicitations) will be paid by Berger Financial Group.

Persons holding shares as nominees will, upon request, be reimbursed for their reasonable expenses in sending soliciting material to their principals.

                                 OTHER BUSINESS

         The Board of Trustees of the Trust knows of no other business to be brought before the Meeting. However, if any other matters come before the Meeting, it is the intention that proxies that do not contain specific restrictions to the contrary will be voted on such matters in accordance with the judgment of the persons named in the enclosed form of proxy.

                              SHAREHOLDER INQUIRIES

         Shareholder inquiries may be addressed to the Funds in writing at P.O. Box 219958, Kansas City, Missouri 64121-9958, or by calling 1-800-551-5849.

         SHAREHOLDERS WHO DO NOT EXPECT TO BE PRESENT AT THE MEETING ARE REQUESTED TO VOTE USING THE METHODS DESCRIBED ON THE ENCLOSED PROXY CARDS, OR IN PERSON AT THE MEETING.

                                        By Order of the Board of Trustees,

                                        Sue Vreeland
                                        Secretary
                                        Berger Investment Portfolio Trust

                                                                       EXHIBIT A




                      AGREEMENT AND PLAN OF REORGANIZATION

         THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____day of _____, 2002, by and between Berger Investment Portfolio Trust (the "Trust"), a Delaware business trust, on behalf of each of the Berger Mid Cap Growth Fund (the "Acquiring Fund"), and the Berger New Generation Fund (the "Selling Fund" and, collectively with the Acquiring Fund, the "Funds").

         This Agreement is intended to be, and is adopted as, a Plan of Reorganization within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code") and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all of the assets of the Selling Fund in exchange for shares of beneficial interest, par value $.01 per share, of the Acquiring Fund ("Acquiring Fund Shares"); (ii) the assumption by the Acquiring Fund of all liabilities of the Selling Fund; and (iii) the distribution of the Acquiring Fund Shares to the shareholders of the Selling Fund and the liquidation of the Selling Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the "Reorganization").

         WHEREAS, the Trust is an open-end, management investment company registered under the Investment Company Act of 1940 (the "1940 Act");

         WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund will not be diluted as a result of the Reorganization; and

         WHEREAS, the Board of Trustees of the Trust has determined that the Reorganization is in the best interests of the Selling Fund and that the interests of the existing shareholders of the Selling Fund will not be diluted as a result of the Reorganization.

         NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

                                   ARTICLE I

        TRANSFER OF ASSETS OF THE SELLING FUND IN EXCHANGE FOR ACQUIRING
                FUND SHARES AND LIQUIDATION OF THE SELLING FUND

         1.1 THE EXCHANGE. The Selling Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In exchange, the Acquiring Fund agrees: (i) to deliver to the Selling Fund the number of full and fractional Acquiring Fund Shares computed in the manner set forth in Section 2.3; and (ii) to assume all of the liabilities of the Selling Fund, as set forth in Section 1.3. Such transactions shall take place at the Closing Date provided for in Section 3.1.

         1.2 ASSETS TO BE TRANSFERRED. The Selling Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Selling Fund and any deferred or prepaid expenses shown as an asset on the books of the Selling Fund on the Closing Date.

         1.3 LIABILITIES TO BE ASSUMED. The Selling Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Selling Fund's liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

         1.4 LIQUIDATION AND DISTRIBUTION. Immediately after the transfer of assets provided for in Section 1.1, the Selling Fund will liquidate and distribute pro rata to its shareholders of record at the Effective Time on the Closing Date (the "Selling Fund Shareholders") all of the Acquiring Fund Shares received by the Selling Fund pursuant to Section 1.1. Such distribution will be accomplished by the transfer of Acquiring Fund Shares credited to the account of the Selling Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of the Selling Fund Shareholders, and representing the respective pro rata number of Acquiring Fund Shares due such shareholders. All issued and outstanding shares of the Selling Fund will simultaneously be canceled on the books of the Selling Fund. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer.

         1.5 OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent. Shares of the Acquiring Fund will be issued simultaneously to the Selling Fund, in an amount equal in value to the aggregate net asset value of the Selling Fund's shares, to be distributed to Selling Fund Shareholders.

         1.6 SELLING FUND'S PORTFOLIO SECURITIES. The Selling Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Selling Fund's portfolio securities and other investments. The Acquiring Fund will, within a reasonable time before the Closing Date, furnish the Selling Fund with a list of the securities, if any, on the Selling Fund's list referred to above that do not conform to the Acquiring Fund's investment objectives, policies, and restrictions. The Selling Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund's list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Selling Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Selling Fund to dispose of any investments or securities if, in the reasonable judgment of the Selling Fund's trustees or investment adviser, such disposition would adversely affect the tax-free nature of the Reorganization or would violate their fiduciary duties to the Selling Fund Shareholders.

         1.7 TRANSFER TAXES. The registered shareholder shall be responsible for paying all transfer taxes, including any transfer taxes payable upon the issuance of Acquiring Fund

Shares in a name other than the registered holder of the Selling Fund shares on the books of the Selling Fund as of that time shall, as a condition of such issuance and transfer.

         1.8 TERMINATION. The Selling Fund shall be terminated promptly following the Closing Date and the making of all distributions pursuant to
Section 1.4.

         1.9 BOOKS AND RECORDS. All books and records of the Selling Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

                                   ARTICLE II

                                    VALUATION

         2.1 VALUATION OF ASSETS. The value of the Selling Fund's net assets shall be the value of such assets at the Effective Time (as defined in Section 3.1), using the valuation procedures set forth in the Trust's Trust Instrument and the Selling Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.2 VALUATION OF SHARES. The net asset value per share of Acquiring Fund Shares shall be the net asset value per share computed at the Effective Time, using the valuation procedures set forth in the Trust's Trust Instrument and the Acquiring Fund's then current prospectus and statement of additional information, or such other valuation procedures as shall be mutually agreed upon by the parties.

         2.3 SHARES TO BE ISSUED. The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Selling Fund's net assets shall be determined by dividing the Selling Fund's net assets determined in accordance with Section 2.1, by the Acquiring Fund's net asset value per share determined in accordance with Section 2.2.

         2.4 EFFECT OF SUSPENSION IN TRADING. In the event that on the Closing Date, either: (a) the New York Stock Exchange (the "NYSE") or another primary exchange on which the portfolio securities of the Acquiring Fund or the Selling Fund are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Selling Fund is impracticable, the Closing Date shall be postponed until the first business day after the day when trading is fully resumed and reporting is restored.

                                  ARTICLE III

                            CLOSING AND CLOSING DATE

         3.1 CLOSING DATE. The Closing Date shall be May 10, 2002, or such other date as the parties may agree. All acts taking place at the Closing shall be deemed to take place at the Effective Time otherwise provided. The Effective Time shall be immediately after the close of trading of the regular trading session on the NYSE on the Closing Date, and the Closing shall be held at the offices of Berger Financial Group LLC, 210 University Boulevard, Suite 800, Denver, Colorado 80206, or at such other time and/or place as the parties may agree.

         3.2 CUSTODIAN'S CERTIFICATE. The Selling Fund shall instruct State Street Bank and Trust Company, in its capacity as custodian for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that: (a) the Selling Fund's portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Selling Fund.

         3.3 TRANSFER AGENT'S CERTIFICATE. The Selling Fund shall instruct DST Systems, Inc., in its capacity as transfer agent for the Selling Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of Selling Fund Shareholders, and the number and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall instruct DST Systems, Inc., in its capacity as transfer agent of the Acquiring Fund, to issue and deliver to the Selling Fund a confirmation evidencing Acquiring Fund Shares to be credited to each Selling Fund Shareholder on the Closing Date to the Selling Fund or provide evidence satisfactory to the Selling Fund that such Acquiring Fund Shares have been credited to the Selling Fund's account on the books of the Acquiring Fund. At the Closing, each Fund shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as the other Fund or its counsel may reasonably request.

                                   ARTICLE IV

                         REPRESENTATIONS AND WARRANTIES

         4.1 REPRESENTATIONS OF THE SELLING FUND. The Trust, on behalf of the Selling Fund, represents and warrants as follows:

                  (a) The Trust is a voluntary association, duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Selling Fund is a separate series of the Trust duly authorized in accordance with the application provisions of the Trust's Trust Instrument.

                  (c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (d) The Selling Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not, result in the violation of any provision of the Trust's Trust Instrument or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Selling Fund is a party or by which it is bound.

                  (e) Except as otherwise designated in writing and accepted by the Acquiring Fund, the Selling Fund has no material contracts or other commitments (other than this Agreement) that will be terminated with liability to it before the Closing Date.

                  (f) No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Selling Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Selling Fund to carry out the transactions contemplated by this Agreement. The Selling Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

                  (g) The financial statements of the Selling Fund as of September 30, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Selling Fund as of September 30, 2001 and there are no known contingent liabilities of the Selling Fund as of such date that are not disclosed in such statements.

                  (h) Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Selling Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (h), a decline in the net asset value of the Selling Fund shall not constitute a material adverse change.

                  (i) All federal and other tax returns and reports of the Selling Fund required by law to be filed, have been filed, and all federal and other taxes shown due on such returns and reports have been paid, or provision shall have been made for the payment thereof. To the best of the Selling Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (j) All issued and outstanding shares of the Selling Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Selling Fund. All of the issued and outstanding shares of the Selling Fund will, at the time of the Closing Date, be held by the persons and in the amounts set forth in the records of the Selling Fund's transfer agent as provided in Section
3.3. The Selling Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any of the Selling Fund shares, and has no outstanding securities convertible into any of the Selling Fund shares.

                  (k) At the Closing Date, the Selling Fund will have good and marketable title to the Selling Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets hereunder, free of any lien or other encumbrance, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto.

                  (l) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Selling Fund. Subject to approval by the Selling Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Selling Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (m) The information to be furnished by the Selling Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (n) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Selling Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (o) For each taxable year of its operations, the Selling Fund has elected to qualify and has qualified as a "regulated investment company" under the Code (a "RIC").

         4.2 REPRESENTATIONS OF THE ACQUIRING FUND. The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

                  (a) The Trust is a voluntary association, duly organized, validly existing, and in good standing under the laws of the State of Delaware with the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust's Trust Instrument.

                  (c) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

                  (d) The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not, result in a violation of the Acquiring Fund's Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

                  (e) No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

                  (f) The financial statements of the Acquiring Fund as of September 30, 2001 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Selling Fund) fairly reflect the financial condition of the Acquiring Fund as of September 30, 2001 and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

                  (g) Since the date of the financial statements referred to in subsection (f) above, there have been no material adverse changes in the Acquiring Fund's financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business). For the purposes of this subsection (g), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

                  (h) All federal and other tax returns and reports of the Acquiring Fund required by law to be filed, have been filed. All federal and other taxes shown due on such returns and reports have been paid or provision shall have been made for their payment. To the best of the Acquiring Fund's knowledge, no such return is currently under audit, and no assessment has been asserted with respect to such returns.

                  (i) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund. The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any Acquiring Fund Shares, and there are no outstanding securities convertible into any Acquiring Fund Shares.

                  (j) The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, and this Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors' rights and to general equity principles.

                  (k) Acquiring Fund Shares to be issued and delivered to the Selling Fund for the account of the Selling Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued Acquiring Fund Shares, and will be fully paid and non-assessable.

                  (l) The information to be furnished by the Acquiring Fund for use in registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

                  (m) From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Selling Fund Shareholders and on the

Closing Date, any written information furnished by the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

                  (n) For each taxable year of its operations, the Acquiring Fund has elected to qualify, has qualified and shall continue to qualify as a RIC under the Code.

                  (o) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

                                   ARTICLE V

                             COVENANTS OF the FUNDs

         5.1 OPERATION IN ORDINARY COURSE. The Acquiring Fund and the Selling Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

         5.2 APPROVAL OF SHAREHOLDERS. The Trust will call a special meeting of Selling Fund Shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

         5.3 INVESTMENT REPRESENTATION. The Selling Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

         5.4 ADDITIONAL INFORMATION. The Selling Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Selling Fund's shares.

         5.5 FURTHER ACTION. Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the applicable Closing Date.

         5.6 STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within 60 days after the Closing Date, the Selling Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund, a statement of the earnings and profits of the Selling Fund for federal income tax purposes that will be carried over by the Acquiring Fund as a result of Section 381 of the Code, and which will be certified by the Trust's Treasurer.

         5.7 PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS. The Acquiring Fund will prepare and file with the Securities and Exchange Commission (the "Commission") a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to shareholders of the Selling Fund (the "Registration Statement"). The Registration Statement shall include a proxy statement and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the 1934 Act and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement (the "Proxy Materials"), for inclusion therein, in connection with the meeting of the Selling Fund Shareholders to consider the approval of this Agreement and the transactions contemplated herein.

                                   ARTICLE VI

             CONDITIONS PRECEDENT TO OBLIGATIONS OF THE SELLING FUND

         The obligations of the Selling Fund to consummate the transactions provided for herein shall be subject to the following conditions:

         6.1 All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of that Closing Date. The Acquiring Fund shall have delivered to the Selling Fund a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, to such effect and as to such other matters as the Selling Fund shall reasonably request.

         6.2 The Acquiring Fund shall have delivered to the Selling Fund, a certificate executed in the Acquiring Fund's name by the Acquiring Fund's President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Selling Fund and dated as of the Closing Date, covering the following points:

                  (a) The Acquiring Fund is a legally designated, separate series of the Trust, and the Trust is a voluntary association, duly organized and validly existing under the laws of the State of Delaware, which has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Trust is registered as an open-end management investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed, and delivered by the Trust, on behalf of the Acquiring Fund, and, assuming due authorization, execution and delivery of this Agreement by the Trust, on behalf of the Acquiring Fund, is a valid and binding obligation of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that the Acquiring Fund Shares have been issued in accordance with the terms of this Agreement, Acquiring Fund Shares to be issued and delivered to each Selling Fund on behalf of the Selling Fund Shareholders, as provided by this Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

                  (e) The Registration Statement has been declared effective by the Commission and no stop order under the 1933 Act pertaining thereto has been issued, and no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Maryland is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Trust's Trust Instrument or By-Laws or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Acquiring Fund is a party or by which it or any of its properties may be bound.

                                  ARTICLE VII

            CONDITIONS PRECEDENT TO OBLIGATIONS OF the aCQUIRING FUND

         The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

         7.1 All representations, covenants, and warranties of the Selling Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of such Closing Date. The Selling Fund shall have delivered to the Acquiring Fund a certificate executed in the Selling Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

         7.2 The Selling Fund shall have delivered to the Acquiring Fund a statement of the Selling Fund's assets and liabilities, together with a list of the Selling Fund's portfolio securities showing the tax costs of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer of the Trust.

         7.3 The Selling Fund shall have delivered to the Acquiring Fund a certificate executed in the Selling Fund's name by the Trust's President or Vice President and the Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of such Closing Date, covering the following points:

                  (a) The Selling Fund is a legally designated, separate series of the Trust, and the Trust is a voluntary association, duly organized and validly existing under the laws of the State of Delaware, which has the power to own all of its properties and assets and to carry on its business as presently conducted.

                  (b) The Trust is registered as an open-end investment company under the 1940 Act, and such registration under the 1940 Act is in full force and effect.

                  (c) This Agreement has been duly authorized, executed and delivered by the Trust on behalf of the Selling Fund and, assuming due authorization, execution and delivery of this Agreement by the Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Fund enforceable against the Selling Fund in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors' rights generally and to general equity principles.

                  (d) Assuming that consideration of not less than the net asset value of Selling Fund Shares has been paid, and assuming that such shares were issued in accordance with the terms of the Selling Fund's registration statement, or any amendment thereto, in effect at the time of such issuance, all issued and outstanding shares of the Selling Fund are legally issued and fully paid and non-assessable, and no Selling Fund Shareholder has any preemptive rights with respect to the Selling Fund's shares.

                  (e) No consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Selling Fund of the transactions contemplated herein, except as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act.

                  (f) The execution and delivery of this Agreement did not, and the consummation of the transactions contemplated hereby will not, result in a violation of the Trust's Trust Instrument (assuming shareholder approval has been obtained) or By-laws, or any provision of any material agreement, indenture, instrument, contract, lease or other undertaking to which the Selling Fund is a party or by which it or any of its properties may be bound.

                                  ARTICLE VIII

                          FURTHER CONDITIONS PRECEDENT

         The obligations of the Selling Fund and the Acquiring Fund hereunder shall also be subject to the following:

         8.1 This Agreement and the transactions contemplated herein, with respect to the Selling Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Selling Fund in accordance with applicable law and the provisions of the Trust's Trust Instrument and By-Laws. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1.

         8.2 On the Closing Date, the Commission shall not have issued an unfavorable advisory report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

         8.3 All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities), to permit consummation of the transactions contemplated herein shall have been obtained.

         8.4 The Registration Statement shall have become effective under the 1933 Act, and no stop order suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

         8.5 The Selling Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Selling Fund's net investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income, if any, excludible from gross income under Section 103(a) of the Code over its deduction disallowed under Sections 265 and 171(a)(2) of the Code for all taxable years ending on or before such Closing Date and all of its net capital gains realized in all taxable periods ending on or before such Closing Date (after reduction for any capital loss carry forward).

         8.6 The parties shall have received an opinion of PricewaterhouseCoopers LLP substantially to the effect that for federal income tax purposes:

                  (a) The transfer of all of the Selling Fund's assets in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all liabilities of the Selling Fund (followed by the distribution of Acquiring Fund Shares to the Selling Fund Shareholders in dissolution and complete liquidation of the Selling Fund) will constitute a "reorganization" within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Selling Fund will each be a "party to a reorganization" within the meaning of Section 368(b) of the Code.

                  (b) No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Selling Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the identified liabilities of the Selling Fund.

                  (c) No gain or loss will be recognized by the Selling Fund upon the transfer of the Selling Fund's assets to the Acquiring Fund in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of the liabilities of the Selling Fund or upon the distribution of Acquiring Fund Shares to Selling Fund Shareholders in exchange for such shareholders' shares of the Selling Fund.

                  (d) No gain or loss will be recognized by the Selling Fund Shareholders upon the exchange of their Selling Fund shares for Acquiring Fund Shares in the Reorganization.

                  (e) The aggregate tax basis for Acquiring Fund Shares received by each Selling Fund Shareholder pursuant to the Reorganization will be the same as the aggregate tax basis of the Selling Fund shares exchanged therefor by such shareholder. The holding period of Acquiring Fund Shares to be received by each Selling Fund Shareholder will include the period during which the Selling Fund shares exchanged therefor were held by such shareholder, provided the Selling Fund shares are held as capital assets at the time of the Reorganization.

                  (f) The tax basis of the Selling Fund's assets acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Selling Fund immediately before the Reorganization. The holding period of the assets of the Selling Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Selling Fund (except where investment activities of the Acquiring Fund reduce or eliminate a holding period).

         Such opinion shall be based on customary assumptions and such representations as PricewaterhouseCoopers LLP may reasonably request, and each Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.6.

                                   ARTICLE IX

                                FEES AND EXPENSES

         9.1 Berger Financial Group LLC, the investment adviser and administrator to the Funds, will pay all expenses associated with the Reorganization. Such expenses shall include, without limitation, in connection with the Reorganization: (a) expenses associated with the preparation and filing of the Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and
(g) other related administrative or operational costs. Neither Fund will pay any of these expenses.

         9.2 Each party represents and warrants to the other that there is no person or entity entitled to receive any broker's fees or similar fees or commission payments in connection with the transactions provided for herein.

                                   ARTICLE X

                    ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

         10.1 The parties agree that neither party has made to the other party any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between the parties.

         10.2 The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

                                   ARTICLE XI

                                   TERMINATION

         11.1 This Agreement may be terminated by the mutual agreement of the Funds and such termination may be effected by the Funds' President or a Vice President without further action by the Trust's Board of Trustees. In addition, either Fund may at its option terminate this Agreement at or before the Closing Date due to:

                  (a) a breach by the other of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

                  (b) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

                  (c) a determination by the Trust's Board that the consummation of the transactions contemplated herein is not in the best interests of either Fund, as appropriate, and notice given to the other party hereto.

         11.2 In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of either Fund, the Trust, or their respective trustees or officers.

                                  ARTICLE XII

                                   AMENDMENTS

         12.1 This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Fund and the Selling Fund as specifically authorized by their respective Boards; provided, however, that following the meeting of the Selling Fund Shareholders called by the Trust's Board of Trustees pursuant to Section
5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Selling Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

                                  ARTICLE XIII

               HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;
                             LIMITATION OF LIABILITY

         13.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

         13.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

         13.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

         13.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

         13.5 It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the respective trust property of the Funds, as provided in the Trust Instrument of the Trust. The execution and delivery of this Agreement have been authorized by the Board of Trustees of the Trust on behalf of each Fund and signed by authorized officers of the Trust, acting as such. Neither the authorization by such trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the respective trust property of the Funds as provided in the Trust's Trust Instrument.

         IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

                                         BERGER INVESTMENT PORTFOLIO TRUST
                                         ON BEHALF OF BERGER MID CAP GROWTH FUND


                                         By:
                                              ----------------------------------
                                         Name:    Jack R. Thompson
                                         Title:   President
ACKNOWLEDGED:


By:
    ----------------------------
Name:
      --------------------------
Title:
       -------------------------

                                         BERGER INVESTMENT PORTFOLIO TRUST
                                         ON BEHALF OF BERGER NEW GENERATION FUND


                                         By:
                                             -----------------------------------
                                         Name:    Jack R. Thompson
                                         Title:   President
ACKNOWLEDGED:


By:
    ----------------------------
Name:
      --------------------------
Title:
       -------------------------

                                                                       EXHIBIT B

                         MANAGEMENT'S DISCUSSION OF THE
                    BERGER MID CAP GROWTH FUND'S PERFORMANCE


MARKET CONDITIONS

         The past fiscal year was one of the most difficult periods on record, especially for growth stock investors. We believe there are two main reasons for this. First, beginning in the fourth quarter 2000, the economy slowed suddenly, which affected the earnings growth of most companies. In general, the fastest-growing were the hardest hit. Their revenue and earnings growth rates had been so high that they had farther to fall, and fall they did. Second, and perhaps more important in our view, the valuations that reflected those extremely high growth rates shrank along with their slowing revenue and earnings growth. This highly toxic combination brought growth-stock prices down even more than the prices of the market in general.

FUND PERFORMANCE

         The Berger Mid Cap Growth Fund (the "Fund") suffered significantly from this combined effect in every area in which it was invested, declining by 68.35% for the fiscal year compared with the S&P MidCap 400 Index,(1) which fell by 19.00% and the Russell Midcap Growth Index,(2) which dropped 51.77%. This has been a painful year for growth investors and a humbling one for growth portfolio managers. As you might expect, as a portfolio manager, I am invested in the Fund and am compensated on relative performance. While I certainly understand that it is of little comfort to my fellow shareholders, my personal financial situation is tied tightly to the Fund's performance and has been negatively impacted.

         At Berger, we did anticipate a slowdown in the economy, but we did not anticipate the magnitude or duration of the decline. Given the benefit of 20/20 hindsight, we can say we might have made some different decisions during the year. However, we firmly believe in sticking with our investment philosophy, and we will continue to look for good quality mid-size companies in all industries and sectors with high earnings and revenue growth potential.

         Technology, our largest sector, experienced steeper drops than most others. Weakest performing areas were electronic technology, communications and technology services. Our holdings in these areas, including CIENA Corp., ONI Systems Corp., Sonus Networks, Inc., and Next Level Communications, Inc., suffered as the macro environment supporting their fundamentals continued to search for a bottom. We tempered position sizes in these areas throughout the year and shifted the Fund makeup slightly to companies that support data storage, web-conferencing, wireless communications and enabling software.

         Healthcare is the Fund's second-largest sector and, over the year, we significantly increased our weighting, partially as a defensive move, but also to better diversify our holdings. We have been overweighted in biotechnology companies, which are the most volatile component of healthcare.

----------

(1) The S&P MidCap 400 Index is an unmanaged index, with dividends reinvested, that is generally representative of the market for mid-sized companies. One cannot invest directly in an index.

(2) The Russell Midcap Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values. The stocks are also members of the Russell 1000 Growth Index. The Index is unmanaged, with dividends reinvested, and investors cannot actually make investments in the Index.

Biotechnology stocks were marked down heavily in all but the second quarter 2001 in large part because of their lack of near-term predictability and despite what we believe is their significant long-term potential. We continue to have confidence in holdings such as Cytyc Corp., Celgene Corp., and Invitrogen Corp., which posted strong gains in the third quarter reflecting stable revenue and earnings trends. These well-capitalized companies continue to fund research and development that can further market-share gains.

         After building our energy holdings in the first quarter, we began to cut them in the second quarter on the belief that demand had peaked and that many companies had become dependent on weather for growth instead of on fundamentals such as new products. Despite positive performance from ENSCO International, Inc., Western Gas Resources, Inc., and Weatherford International, Inc., in the third quarter, we eliminated all energy investments. Sector fundamentals continue to worsen and we see little promise of near-term improvement.

         Consumer stocks held up early on, but began to fall mid-summer as unemployment figures rose and consumer purse strings tightened. Stocks deteriorated rapidly after September 11th. Ticketmaster was hit particularly hard as concerns about the worsening economy and a slowdown in consumer spending were compounded by event disruptions and cancellations resulting from the attack. As a defensive measure, during the third quarter we sold Ticketmaster along with almost all of our other consumer positions, including Toys R Us, Inc., and Coach, Inc. Many of theses holdings had solid fundamentals, but uncertainty surrounding weakening consumer spending, particularly discretionary spending, made us uncomfortable holding them in the short-term.

OUTLOOK

         Growth investing is very much about the future. As a nation, our confidence in the future has been shaken by the downward slide in the economy, the events of September 11th and the weeks that have followed. During such uncertain times, it can be difficult to feel as confident about the future as we did even a year ago. Despite that, our faith in the spirit of the American people, the strength of our economy and the resiliency of American companies has not been shaken.

         We have confidence in the companies we own. Despite the contractions in their valuations and the near-term impact on their growth rates, we believe they will be able to navigate the challenges ahead and emerge from this difficult period poised to resume their growth rates and to succeed in the years ahead.

         Past performance is no guarantee of future results.

PERFORMANCE OVERVIEW

Growth of $10,000

[Graph]

Berger Mid Cap Growth Fund.......................................         $13,744
S&P MidCap 400 Index.............................................         $13,514
Russell Midcap Growth Index......................................         $ 9,890

     AVERAGE ANNUAL TOTAL RETURNS AS OF SEPTEMBER 30, 2001
     -----------------------------------------------------
One Year.........................................................       (68.35)%
Life of Fund (12/31/97)..........................................         8.85%

         Past performance is no guarantee of future results. Investment return and principal value will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. The Fund's recent performance has sustained significant gains and losses due to market volatility in the technology sector, and current performance may be lower than the figures shown.

                       STATEMENT OF ADDITIONAL INFORMATION

                           BERGER MID CAP GROWTH FUND
                  A SERIES OF BERGER INVESTMENT PORTFOLIO TRUST

                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206
                                 1-800-551-5849

         This Statement of Additional Information is not a prospectus, but should be read in conjunction with the Proxy Statement/Prospectus dated March 8, 2002 for the Special Meeting of Shareholders of the Berger New Generation Fund to be held on May 8, 2002. Copies of the Proxy Statement/Prospectus may be obtained at no charge by writing to the Berger Mid Cap Growth Fund, P.O. Box 219958, Kansas City, Missouri 69121-9958, or by calling toll-free 1-800-551-5849. Unless otherwise indicated, capitalized terms used herein and not otherwise defined have the same meanings as are given to them in the Proxy Statement/Prospectus.

         Further information about the Funds is contained in and incorporated by reference to the Funds' Statements of Additional Information ("SAIs") dated January 29, 2002, insofar as they relate to the Funds participating in the Reorganization. No other parts of the SAIs are incorporated by reference herein. The audited financial statements and related independent accountant's report for the Funds contained in the Annual Report for the fiscal year ended September 30, 2001 are hereby incorporated herein by reference insofar as they relate to the Funds participating in the Reorganization. No other parts of the Annual Report are incorporated by reference herein. The unaudited pro forma financial statements, attached hereto, are intended to present the financial condition and related results of operations of the Berger Mid Cap Growth Fund as if the Reorganization had been consummated on September 30, 2001.

         The date of this Statement of Additional Information is March 8, 2002.

                            PRO FORMA FINANCIAL STATEMENTS

STATEMENTS OF ASSETS AND LIABILITIES AS OF SEPTEMBER 30, 2001

                                                                           BERGER NEW          PRO FORMA         PRO FORMA
                                                       BERGER MID CAP      GENERATION         ADJUSTMENTS        COMBINED
                                                        GROWTH FUND          FUND             (UNAUDITED)       (UNAUDITED)
                                                       -------------      -------------      -------------     -------------
ASSETS
Investments, at cost .............................     $  37,998,859      $ 204,621,935      $                 $ 242,620,794
                                                       -------------      -------------      -------------     -------------
Investments, at value ............................     $  29,312,433      $ 133,417,831      $                 $ 162,730,264
Cash .............................................                --                 --                                   --
Receivables
   Investment securities sold ....................         1,681,836          6,137,758                            7,819,594
   Fund shares sold ..............................            32,225          1,886,276                            1,918,501
   Interest ......................................                --             25,667                               25,667
Other Investments ................................         8,315,006         50,034,662                           58,349,668
                                                       -------------      -------------      -------------     -------------
   Total Assets ..................................        39,341,500        191,502,194                 --       230,843,694
                                                       -------------      -------------      -------------     -------------
LIABILITIES
Payables
   Investment securities purchased ...............           295,868            650,398                              946,266
   Fund shares redeemed ..........................            40,497            143,783                              184,280
   Loan payable to Banks .........................           210,102          2,432,432                            2,642,534
   Securities loaned .............................         8,315,006         50,034,662                           58,349,668
Accrued investment advisory fees .................            20,893            109,785                              130,678
Accrued custodian and accounting fees ............             5,074             15,045                               20,119
Accrued transfer agent fees ......................            15,108             79,161                               94,269
Accrued 12b-1 fees ...............................             6,964             31,910                               38,874
Accrued audit fees ...............................            11,450             13,658                               25,108
Accrued shareholder reporting fees ...............             2,066             63,642                               65,708
Accrued interest payable .........................                 6              2,088                                2,094
                                                       -------------      -------------      -------------     -------------
   Total Liabilities .............................         8,923,034         53,576,564                 --        62,499,598
                                                       -------------      -------------      -------------     -------------
NET ASSETS APPLICABLE TO SHARES
   OUTSTANDING ...................................     $  30,418,466      $ 137,925,630      $          --     $ 168,344,096
                                                       =============      =============      =============     =============
COMPONENTS OF NET ASSETS
Capital (par value and paid in surplus) ..........     $  87,296,498      $ 629,363,081                        $ 716,659,579
Accumulated net investment loss ..................            (3,023)           (34,828)                             (37,851)
Accumulated net realized loss on
   securities and foreign currency
   transactions ..................................       (48,188,583)      (420,198,519)                        (468,387,102)
Net unrealized depreciation on
   securities and foreign currency
   transactions ..................................        (8,686,426)       (71,204,104)                         (79,890,530)
                                                       -------------      -------------      -------------     -------------
                                                       $  30,418,466      $ 137,925,630      $          --     $ 168,344,096
                                                       =============      =============      =============     =============
Shares Outstanding ...............................         2,825,934         23,616,519        (10,798,152)(1)    15,644,301
                                                       -------------      -------------      -------------     -------------
Shares Authorized (par value $0.01) ..............         Unlimited          Unlimited                            Unlimited
                                                       -------------      -------------      -------------     -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE ...............................     $       10.76                N/A                N/A     $       10.76
                                                       -------------      -------------      -------------     -------------
NET ASSETS:
Investor Shares ..................................               N/A      $ 136,372,501                N/A               N/A
                                                       -------------      -------------      -------------     -------------
Institutional Shares .............................               N/A      $   1,553,129                N/A               N/A
                                                       -------------      -------------      -------------     -------------
SHARES OUTSTANDING:
Investor Shares ..................................               N/A         23,349,637                N/A               N/A
                                                       -------------      -------------      -------------     -------------
Institutional Shares .............................               N/A            266,882                N/A               N/A
                                                       -------------      -------------      -------------     -------------
NET ASSET VALUE, OFFERING AND REDEMPTION
   PRICE PER SHARE:
Investor Shares ..................................               N/A      $        5.84                N/A               N/A
                                                       -------------      -------------      -------------     -------------
Institutional Shares .............................               N/A      $        5.82                N/A               N/A
                                                       -------------      -------------      -------------     -------------

------------------

(1) Adjustment to reflect the exchange of shares outstanding from Berger New Generation Fund to Berger Mid Cap Growth Fund.

                        See notes to financial statements

STATEMENTS OF OPERATIONS
FOR THE YEAR ENDED SEPTEMBER 30, 2001

                                                        BERGER MID          BERGER NEW          PRO FORMA         PRO FORMA
                                                        CAP GROWTH          GENERATION         ADJUSTMENTS        COMBINED
                                                           FUND                FUND            (UNAUDITED)       (UNAUDITED)
                                                       -------------      -------------      --------------     -------------
INVESTMENT INCOME
Income
   Dividends .....................................     $      12,511      $      25,331      $                  $      37,842
   Interest ......................................           103,171            400,721                               503,892
   Securities Lending Income .....................           101,618            629,718                               731,336
                                                       -------------      -------------      --------------     -------------
                                                             217,300          1,055,770                  --         1,273,070
                                                       -------------      -------------      --------------     -------------
EXPENSES
   Investment advisory fees ......................           473,268          3,099,958            (361,834)(1)     3,211,392
   Accounting fees ...............................            10,859             49,066             (12,000)(2)        47,925
   Custodian fees ................................            21,326            173,450                               194,776
   Transfer agent fees
      Investor Shares or single-class
        funds only ...............................           155,600            828,687                               984,287
      Institutional Shares .......................                                4,732                                 4,732
   Registration fees .............................            37,899            144,600                               182,499
   12b-1 fees (Investor Shares or
      single-class funds only) ...................           157,756            902,574              10,134 (1)     1,070,464
   Audit fees ....................................            16,784             21,927             (13,711)(2)        25,000
   Legal fees ....................................             3,698             10,365                                14,063
   Trustees' fees and expenses ...................             4,451             25,187                                29,638
   Shareholder reporting fees ....................            54,280            296,805                               351,085
   Interest expense ..............................             7,236             40,434                                47,670
   Other expenses ................................             2,689             22,121                                24,810
                                                       -------------      -------------      --------------     -------------
      Gross Expenses .............................           945,846          5,619,906            (377,411)        6,188,341
      Less fees waived and/or reimbursed
        by Advisor ...............................                --            (10,090)             10,090                 0
      Less earnings credits ......................            (4,420)           (26,658)                              (31,078)
                                                       -------------      -------------      --------------     -------------
      Net Expenses ...............................           941,426          5,583,158            (367,321)        6,157,263
                                                       -------------      -------------      --------------     -------------
      Net Investment Loss ........................          (724,126)        (4,527,388)            367,321        (4,884,193)
                                                       -------------      -------------      --------------     -------------
NET REALIZED AND UNREALIZED LOSS ON
   INVESTMENTS AND FOREIGN CURRENCY
   TRANSACTIONS
Net realized loss on securities and
   foreign currency transactions .................       (47,626,205)      (420,198,519)                         (467,824,724)
Net change in unrealized appreciation
   (depreciation) on securities and
   foreign currency transactions .................       (29,431,862)      (207,000,479)                         (236,432,341)
                                                       -------------      -------------      --------------     -------------
Net Realized and Unrealized Loss on
   Investments and Foreign Currency
   Transactions ..................................       (77,058,067)      (627,198,998)                 --      (704,257,065)
                                                       -------------      -------------      --------------     -------------
NET INCREASE (DECREASE) IN NET ASSETS
   RESULTING FROM OPERATIONS .....................     $ (77,782,193)     $(631,726,386)     $      367,321     $(709,141,258)
                                                       =============      =============      ==============     =============

------------------

(1)      Reflects adjustment due to new contractual arrangement.

(2) Reflects adjustment due to the elimination of service not applicable post-reorganization.

                       See notes to financial statements.

SCHEDULE OF INVESTMENTS (UNAUDITED)


                                                                                                     SEPTEMBER 30, 2001
                                                                                           ---------------------------------------
BERGER      BERGER                                                                           BERGER
MID CAP      NEW                                                                             MID CAP     BERGER NEW
GROWTH    GENERATION  PRO FORMA                    SECURITY                                  GROWTH      GENERATION     PRO FORMA
-------   ----------  ----------   -------------------------------------------             -----------  ------------  ------------
       SHARES/PAR VALUE                                                                                     VALUE
--------------------------------                                                           ---------------------------------------
                       Common Stock                                               (95.66%)
                       Commercial Services - Security/Safety                       (3.44%)

     --      354,750     354,750   Identix, Inc. *                                          $       --  $  2,887,665   $ 2,887,665
 16,090       85,840     101,930   Macrovision Corp. *                                         457,116     2,438,714     2,895,830
                                                                                           -----------  ------------  ------------
                                                                                               457,116     5,326,379     5,783,495
                                                                                           -----------  ------------  ------------

                       Computer - Manufacturers                                    (2.50%)
 26,970      436,110     463,080   Concurrent Computer Corp. *                                 244,887     3,959,878     4,204,765
                                                                                           -----------  ------------  ------------

                       Computer - Networking                                       (1.68%)
 36,180      300,016     336,196   McDATA Corp. - Class A *                                    303,550     2,517,134     2,820,684
                                                                                           -----------  ------------  ------------

                       Computer - Optical Recognition                              (0.61%)
     --       41,870      41,870   Optimal Robotics Corp. *                                         --     1,025,815     1,025,815
                                                                                           -----------  ------------  ------------

                       Computer - Services                                         (1.98%)
 10,350           --      10,350   SEI Investments Co.                                         331,200            --       331,200
 76,070      680,350     756,420   StorageNetworks, Inc. *                                     301,237     2,694,186     2,995,423
                                                                                           -----------  ------------  ------------
                                                                                               632,437     2,694,186     3,326,623
                                                                                           -----------  ------------  ------------

                       Computer Software - Educational/Entertainment               (1.36%)
     --       52,830      52,830   THQ, Inc. *                                                      --     2,279,614     2,279,614
                                                                                           -----------  ------------  ------------

                       Computer Software - Enterprise                              (3.27%)
     --      103,080     103,080   Citrix Systems, Inc. *                                           --     2,040,984     2,040,984
 29,320           --      29,320   HPL Technologies, Inc. *                                    129,301            --       129,301
 15,080           --      15,080   SeaChange International, Inc. *                             263,447            --       263,447
119,140           --     119,140   SignalSoft Corp. *                                          468,196            --       468,196
     --       86,540      86,540   Stellent, Inc. *                                                 --     1,246,176     1,246,176
     --       73,830      73,830   VERITAS Software Corp. *                                         --     1,361,425     1,361,425
                                                                                           -----------  ------------  ------------
                                                                                               860,944     4,648,585     5,509,529
                                                                                           -----------  ------------  ------------

                       Computer Software - Medical                                 (1.32%)
 59,520      107,510     167,030   Eclipsys Corp. *                                            791,616     1,429,883     2,221,499
                                                                                           -----------  ------------  ------------

                       Computer Software - Security                                (1.36%)
 15,310       77,570      92,880   Check Point Software Technologies Ltd. *                    337,126     1,708,091     2,045,217
 26,560           --      26,560   Internet Security Systems, Inc. *                           241,961            --       241,961
                                                                                           -----------  ------------  ------------
                                                                                               579,087     1,708,091     2,287,178
                                                                                           -----------  ------------  ------------

                       Diversified Operations                                      (1.14%)
     --       57,960      57,960   AOL Time Warner, Inc. *                                          --     1,918,476     1,918,476
                                                                                           -----------  ------------  ------------

                       Electronics - Measuring Instruments                         (0.34%)
 16,170           --      16,170   Waters Corp. *                                              578,400            --       578,400
                                                                                           -----------  ------------  ------------

                       Electronics - Military Systems                              (2.39%)
     --       14,860      14,860   Alliant Techsystems, Inc. *                                      --     1,272,016     1,272,016
 13,310       82,420      95,730   EDO Corp.                                                   382,662     2,369,575     2,752,237
                                                                                           -----------  ------------  ------------
                                                                                               382,662     3,641,591     4,024,253
                                                                                           -----------  ------------  ------------

                       Electronics - Miscellaneous Components                      (2.35%)
     --       83,004      83,004   Marvell Technology Group Ltd. *                                  --     1,191,107     1,191,107
 33,190      133,560     166,750   RF Micro Devices, Inc. *                                    551,617     2,219,767     2,771,384
                                                                                           -----------  ------------  ------------
                                                                                               551,617     3,410,874     3,962,491
                                                                                           -----------  ------------  ------------

                       Electronics - Miscellaneous Products                        (0.61%)
                                   Gemstar-TV Guide
     --       52,474      52,474   International, Inc. *                                            --     1,034,262     1,034,262
                                                                                           -----------  ------------  ------------

                                                                                                     SEPTEMBER 30, 2001
                                                                                           ---------------------------------------
BERGER      BERGER                                                                           BERGER
MID CAP      NEW                                                                             MID CAP     BERGER NEW
GROWTH    GENERATION  PRO FORMA                    SECURITY                                  GROWTH      GENERATION     PRO FORMA
-------   ----------  ----------   -------------------------------------------             -----------  ------------  ------------
       SHARES/PAR VALUE                                                                                     VALUE
--------------------------------                                                           ---------------------------------------
                       Electronics - Semiconductor Equipment                       (2.91%)
 18,030       77,780      95,810   FEI Co. *                                               $   392,152  $  1,691,715  $  2,083,867
  9,770       19,030      28,800   Kla-Tencor Corp. *                                          308,536       600,967       909,503
 13,180       77,520      90,700   Nanometrics, Inc. *                                         233,417     1,372,879     1,606,296
 10,690           --      10,690   Novellus Systems, Inc. *                                    305,306            --       305,306
                                                                                           -----------  ------------  ------------
                                                                                             1,239,411     3,665,561     4,904,972
                                                                                           -----------  ------------  ------------

                       Electronics - Semiconductor Manufacturing                   (5.00%)
 22,310      106,670     128,980   Alpha Industries, Inc. *                                    432,144     2,066,197     2,498,341
     --      103,930     103,930   Applied Micro Circuits Corp. *                                   --       726,470       726,470
 28,920      134,060     162,980   Centillium Communications, Inc. *                           175,255       812,403       987,658
 73,120      371,800     444,920   Multilink Technology Corp. *                                378,030     1,922,206     2,300,236
     --       63,890      63,890   QLogic Corp. *                                                   --     1,213,910     1,213,910
     --      227,200     227,200   TranSwitch Corp. *                                               --       695,232       695,232
                                                                                           -----------  ------------  ------------
                                                                                               985,429     7,436,418     8,421,847
                                                                                           -----------  ------------  ------------

                       Finance - Investment Brokers                                (0.31%)
 12,970           --      12,970   Legg Mason, Inc.                                            515,687            --       515,687
                                                                                           -----------  ------------  ------------

                       Finance - Savings & Loan                                    (0.22%)
  6,340           --       6,340   Golden West Financial Corp.                                 368,354            --       368,354
                                                                                           -----------  ------------  ------------

                       Financial Services - Miscellaneous                          (2.08%)
 18,300       87,540     105,840   CheckFree Corp. *                                           310,551     1,485,553     1,796,104
     --       87,250      87,250   eFunds Corp. *                                                   --     1,452,712     1,452,712
                                   Investors Financial
  4,430           --       4,430      Services Corp.                                           255,345            --       255,345
                                                                                           -----------  ------------  ------------
                                                                                               565,896     2,938,265     3,504,161
                                                                                           -----------  ------------  ------------

                       Internet - E*Commerce                                       (5.85%)
 34,340      159,420     193,760   1-800-FLOWERS.COM *                                         414,140     1,922,605     2,336,745
     --       33,260      33,260   eBay, Inc. *                                                     --     1,521,645     1,521,645
106,780      833,730     940,510   NextCard, Inc. *                                            680,188     5,310,860     5,991,048
                                                                                           -----------  ------------  ------------
                                                                                             1,094,328     8,755,110     9,849,438
                                                                                           -----------  ------------  ------------

                       Internet - ISP/Content                                      (3.26%)
 25,250      195,270     220,520   Earthlink, Inc. *                                           384,557     2,973,962     3,358,519
 35,000      128,090     163,090   Exult, Inc. *                                               409,150     1,497,372     1,906,522
105,570           --     105,570   Raindance Communications, Inc. *                            228,031            --       228,031
                                                                                           -----------  ------------  ------------
                                                                                             1,021,738     4,471,334     5,493,072
                                                                                           -----------  ------------  ------------

                       Internet - Network Security/Solutions                       (3.44%)
 25,300      100,860     126,160   VeriSign, Inc. *                                          1,060,092     4,226,034     5,286,126
 16,910        7,150      24,060   WebEx Communications, Inc. *                                359,168       151,866       511,034
                                                                                           -----------  ------------  ------------
                                                                                             1,419,260     4,377,900     5,797,160
                                                                                           -----------  ------------  ------------

                       Internet - Software                                         (5.90%)
     --      219,030     219,030   Openwave Systems, Inc. *                                         --     2,792,650     2,792,650
 45,590      178,060     223,650   Quest Software, Inc. *                                      527,932     2,061,934     2,589,866
     --      224,820     224,820   Retek, Inc. *                                                    --     2,736,059     2,736,059
234,600           --     234,600   Support.com, Inc. *                                         563,040            --       563,040
     --      608,260     608,260   Vitria Technology, Inc. *                                        --     1,246,933     1,246,933
                                                                                           -----------  ------------  ------------
                                                                                             1,090,972     8,837,576     9,928,548
                                                                                           -----------  ------------  ------------

                       Media - Cable TV                                            (0.52%)
 21,648           --      21,648   Charter Communications, Inc. *                              268,002            --       268,002
 14,660           --      14,660   Cox Communications, Inc. - Class A *                        612,055            --       612,055
                                                                                           -----------  ------------  ------------
                                                                                               880,057            --       880,057
                                                                                           -----------  ------------  ------------

                                                                                                     SEPTEMBER 30, 2001
                                                                                           ---------------------------------------
BERGER      BERGER                                                                           BERGER
MID CAP      NEW                                                                             MID CAP     BERGER NEW
GROWTH    GENERATION  PRO FORMA                    SECURITY                                  GROWTH      GENERATION     PRO FORMA
-------   ----------  ----------   -------------------------------------------             -----------  ------------  ------------
       SHARES/PAR VALUE                                                                                     VALUE
--------------------------------                                                           ---------------------------------------
                       Medical - Biomedical/Genetics                              (20.21%)
 20,280       73,750      94,030   Abgenix, Inc. *                                         $   460,356  $  1,674,125  $  2,134,481
     --       62,220      62,220   Amgen, Inc. *                                                    --     3,656,047     3,656,047
 46,520      190,290     236,810   Celgene Corp. *                                           1,229,523     5,029,364     6,258,887
  7,910       36,160      44,070   Enzon, Inc. *                                               403,410     1,844,160     2,247,570
 25,970      101,420     127,390   Genentech, Inc. *                                         1,142,680     4,462,480     5,605,160
  9,460       46,680      56,140   IDEC Pharmaceuticals Corp. *                                468,932     2,313,927     2,782,859
 10,190           --      10,190   InterMune, Inc. *                                           389,767            --       389,767
 18,400       71,380      89,780   Invitrogen Corp. *                                        1,209,984     4,693,948     5,903,932
 56,210      161,100     217,310   Medarex, Inc. *                                             848,771     2,432,610     3,281,381
  8,750           --       8,750   Medimmune, Inc. *                                           311,762            --       311,762
 18,510       62,790      81,300   Millenium Pharmaceuticals, Inc. *                           328,737     1,115,150     1,443,887
                                                                                           -----------  ------------  ------------
                                                                                             6,793,922    27,221,811     4,015,733
                                                                                           -----------  ------------  ------------

                       Medical - Ethical Drugs                                     (0.20%)
  4,770           --       4,770   Forest Laboratories *                                       344,107            --       344,107
                                                                                           -----------  ------------  ------------

                       Medical - Health Maintenance Organizations                  (0.19%)
  5,010           --       5,010   Trigon Healthcare, Inc. *                                   328,155            --       328,155
                                                                                           -----------  ------------  ------------

                       Medical - Hospitals                                         (0.41%)
 32,940           --      32,940   Health Management Associates, Inc.- Class A                 683,834            --       683,834
                                                                                           -----------  ------------  ------------

                       Medical - Instruments                                       (2.20%)
     --       45,410      45,410   Medtronic, Inc.                                                  --     1,975,335     1,975,335
     --       33,840      33,840   SurModics, Inc. *                                                --     1,351,908     1,351,908
 18,240           --      18,240   Ventana Medical Systems, Inc. *                             372,825            --       372,825
                                                                                           -----------  ------------  ------------
                                                                                               372,825     3,327,243     3,700,068
                                                                                           -----------  ------------  ------------

                       Medical - Products                                          (2.75%)
 41,940           --      41,940   Cytyc Corp. *                                             1,124,411            --     1,124,411
     --      113,260     113,260   Regeneration Technologies, Inc. *                                --     1,319,479     1,319,479
 11,130       49,810      60,940   Sepracor, Inc. *                                            399,567     1,788,179     2,187,746
                                                                                           -----------  ------------  ------------
                                                                                             1,523,978     3,107,658     4,631,636
                                                                                           -----------  ------------  ------------

                       Retail - Consumer Electronics                               (0.16%)
 10,230           --      10,230   Electronics Boutique Holdings Corp. *                       275,698            --       275,698
                                                                                           -----------  ------------  ------------

                       Retail - Mail Order & Direct                                (0.13%)
  9,270           --       9,270   Williams-Sonoma, Inc. *                                     220,718            --       220,718
                                                                                           -----------  ------------  ------------

                       Retail - Miscellaneous/Diversified                          (0.57%)
  4,870       21,670      26,540   Barnes & Noble Inc. *                                       175,807       782,287       958,094
                                                                                           -----------  ------------  ------------

                       Retail - Restaurants                                        (0.29%)
  6,700           --       6,700   Brinker International Inc. *                                158,254            --       158,254
  4,850           --       4,850   Panera Bread Co. *                                          169,701            --       169,701
  6,840           --       6,840   The Cheesecake Factory, Inc. *                              163,818            --       163,818
                                                                                           -----------  ------------  ------------
                                                                                               491,773            --       491,773
                                                                                           -----------  ------------  ------------

                       Telecommunications - Cellular                               (2.30%)
     --      193,340     193,340   Nextel Communications, Inc. - Class A *                          --     1,674,324     1,674,324
 14,770           --      14,770   Triton PCS Holdings, Inc. *                                 561,260            --       561,260
 52,410      149,420     201,830   UbiquiTel, Inc. *                                           422,948     1,205,819     1,628,767
                                                                                           -----------  ------------  ------------
                                                                                               984,208     2,880,143     3,864,351
                                                                                           -----------  ------------  ------------

                       Telecommunications - Equipment                             (10.60%)
     --      122,010     122,010   Harmonic, Inc. *                                                 --       988,281       988,281
                                                                                           -----------
     --      405,740     405,740   Next Level Communications, Inc. *                                --     1,241,523     1,241,523
                                                                                           -----------
     --      108,080     108,080   Nokia Corp. - Spon. ADR                                          --     1,691,452     1,691,452
                                                                                           -----------
 13,450       78,050      91,500   Polycom, Inc. *                                             327,776     1,902,078     2,229,854
 32,110      125,450     157,560   Powerwave Technologies, Inc. *                              382,751     1,495,364     1,878,115
     --       17,160      17,160   QUALCOMM, Inc. *                                                 --       815,786       815,786
                                                                                           -----------
     --      136,920     136,920   Sonus Networks, Inc. *                                           --       410,760       410,760
                                                                                           -----------
     --      768,810     768,810   Spectrasite Holdings, Inc. *                                     --     1,852,832     1,852,832
                                                                                           -----------
     --      374,360     374,360   Telefonaktiebolaget LM Ericsson - Spon.ADR                       --     1,306,516     1,306,516
                                                                                           -----------
     --      245,560     245,560   Terayon Corp. *                                                  --     1,750,842     1,750,842
                                                                                           -----------
 40,180      186,080     226,260   UTStarcom, Inc. *                                           652,925     3,023,800     3,676,725
                                                                                           -----------  ------------  ------------
                                                                                             1,363,452    16,479,234    17,842,686
                                                                                           -----------  ------------  ------------

                                                                                                     SEPTEMBER 30, 2001
                                                                                           ---------------------------------------
BERGER      BERGER                                                                           BERGER
MID CAP      NEW                                                                             MID CAP     BERGER NEW
GROWTH    GENERATION  PRO FORMA                    SECURITY                                  GROWTH      GENERATION     PRO FORMA
-------   ----------  ----------   -------------------------------------------             -----------  ------------  ------------
       SHARES/PAR VALUE                                                                                     VALUE
--------------------------------                                                           ---------------------------------------
                       Telecommunications - Services                               (1.80%)
 29,590           --       29,590   ACT Teleconferencing, Inc. *                           $   245,597  $         --  $    245,597
 35,260       73,520      108,780   Intrado, Inc. *                                            904,771     1,886,523     2,791,294
                                                                                           -----------  ------------  ------------
                                                                                             1,150,368     1,886,523     3,036,891
                                                                                           -----------  ------------  ------------

                       Total Common Stock                                                   29,272,293   131,761,831   161,034,124
                                                                                           -----------  ------------  ------------
                       (Cost $37,530,577, $191,713,569, $229,244,146)


                       Corporate Debt - Convertible                                (0.13%)

                       Computer - Services                                         (0.13%)
$    --   $2,000,000   $2,000,000   Kestrel Solutions; 5.50%, 7/15/2005 @#                          --       221,600       221,600
                                                                                           -----------  ------------  ------------

                       Total Convertible Debt - Convertible                                         --       221,600       221,600
                                                                                           -----------  ------------  ------------
                       (Cost $0, $2,170,000, $2,170,000)

                       Preferred Stock - Convertible                               (0.88%)

                       Internet - ISP/Content                                      (0.51%)
     --      396,417      396,417   netLibrary, Inc. - Series C *@#                                 --       844,368       844,368
                                                                                           -----------  ------------  ------------

                       Telecommunications - Equipment                              (0.37%)
 53,521      371,550      425,071   Cidera, Inc. - Series D *@#                                 40,140       278,662       318,802
     --      173,950      173,950   LuxN, Inc. - Series E *@#                                       --       311,370       311,370
                                                                                           -----------  ------------  ------------
                                                                                                40,140       590,032       630,172
                                                                                           -----------  ------------  ------------

                       Total Preferred Stock - Convertible                                      40,140     1,434,400     1,474,540
                                                                                           -----------  ------------  ------------
                       (Cost $468,282, $10,738,366, $11,206,648)

                       Total Investments                                          (96.66%)  29,312,433   133,417,831   162,730,264
                       (Cost $37,998,859, $204,621,935, $242,620,794)

                       Total Other Assets, Less Liabilities                        (3.34%)   1,106,033     4,507,799     5,613,832
                                                                                           -----------  ------------  ------------
                       Net Assets                                                (100.00%) $30,418,466  $137,925,630  $168,344,096
                                                                                           ===========  ============  ============


------------------

*       Non-income producing security.

ADR     American Depositary Receipt.

@ Security valued at fair value determined in good faith pursuant to procedures established by and under the supervision of the Fund's trustees.

#       Schedule of Restricted Securities and/or Illiquid Securities

                                                    DATE
                                                   ACQUIRED          COST        FAIR VALUE
                                                   --------       ----------     ----------
netLibrary, Inc. - Series C Preferred Stock...    10/12/1999      $5,000,005     $  844,368
Kestrel Solutions - Convertible Debt..........     8/8/2000        2,170,000        221,600
Cidera, Inc. - Series D - Preferred Stock.....     9/1/2000        3,719,158        318,802
LuxN, Inc. - Series E - Preferred Stock.......    12/20/2000       2,487,485        311,370
                                                                                 ----------
                                                                                 $1,696,140


                       See notes to financial statements.

          NOTES TO UNAUDITED PRO FORMA FINANCIAL STATEMENTS (UNAUDITED)

         1. Basis of Combination

         On January 16, 2002, the Trustees of Berger Investment Portfolio Trust, approved an Agreement and Plan of Reorganization (the "Plan") whereby, subject to approval by the shareholders of Berger New Generation Fund ("New Generation"), Berger Mid Cap Growth Fund ("Mid Cap Growth") will acquire all of the assets of New Generation subject to the liabilities of such Fund, in exchange for a number of shares of Mid Cap Growth equal in value to the net assets of New Generation (the "Merger").

         The Merger will be accounted for as a tax-free merger of investment companies. The unaudited pro forma combined financial statements are presented for the information of the reader and may not necessarily be representative of what the actual combined financial statements would have been had the reorganization occurred at September 30, 2001. The unaudited pro forma schedule of investments, and statements of assets and liabilities reflect the financial position of Mid Cap Growth and New Generation at September 30, 2001. The unaudited pro forma statements of operations reflects the results of operations of Mid Cap Growth and New Generation for the year ended September 30, 2001. These statements have been derived from the Funds' respective books and records utilized in calculating the daily net asset value at the date indicated above for Mid Cap Growth and New Generation under generally accepted accounting principles. The historical cost of investment securities will be carried forward to the surviving entity and the results of operations of Mid Cap Growth for pre-combination periods will not be restated.

         The unaudited pro forma schedule of investments, and unaudited statements of assets and liabilities and statements of operations should be read in conjunction with the historical financial statements of each Fund which are incorporated by reference in the Statements of Additional Information.

         2. Investment Valuation

         Securities are valued at the close of the regular trading session of the New York Stock Exchange (the "Exchange") on each day that the Exchange is open. Securities listed on national exchanges, the Nasdaq Stock Market and foreign exchanges are valued at the last sale price on such markets, or, if no last sale price is available, they are valued using the mean between their current bid and ask prices. Prices of foreign securities are converted to U.S. dollars using exchange rates determined prior to the close of the Exchange. Securities traded in the over-the-counter market are valued at the mean between their current bid and ask prices. Short-term obligations maturing within sixty days are valued at amortized cost, which approximates market value. Securities for which quotations are not readily available are valued at fair values as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

         Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the Exchange. The values of foreign securities used in computing the Funds' net asset values are determined as of the earlier of such market close or the closing time of the Exchange. Occasionally, events affecting the value of such securities may occur after the close of the foreign markets but before the close of the Exchange, or when the foreign market on which such securities trade is closed but the Exchange is open, which will not be reflected in the computation of net asset value. If during such periods, events occur that materially affect the value of such securities, the securities will be valued at their fair market value as determined in good faith pursuant to consistently applied procedures established by the trustees of the Funds.

         3. Capital Shares

         The unaudited pro forma net asset value per share assumes additional shares of Mid Cap Growth common stock issued in connection with the proposed acquisition of New Generation as of September 30, 2001. The number of additional shares issued was calculated by dividing the net asset value of each class of New Generation by the net asset value per share of Mid Cap Growth.

         4. Unaudited Pro Forma Adjustments

         The accompanying unaudited pro forma financial statements reflect changes in fund shares as if the merger had taken place on September 30, 2001. New Generation expenses were adjusted assuming Mid Cap Growth's fee structure was in effect for the year ended September 30, 2001 and for estimated reductions due to the elimination of duplicate expenses.

         5. Merger Costs

         Berger Financial Group LLC, the investment adviser to the Funds, will bear all costs in connection with the reorganization.

         6. Federal Income Taxes

         It is Mid Cap Growth's intention to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, if any, to shareholders. Therefore, no income tax provision is required.

                              FINANCIAL HIGHLIGHTS

         The financial highlights of the Funds' in the tables set forth below have been audited by PricewaterhouseCoopers LLP, independent accountants.

BERGER MID CAP GROWTH FUND
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                                PERIOD FROM
                                                                                                                DECEMBER 31,
                                                                      YEARS ENDED SEPTEMBER 30,                  1997(1) TO
                                                       -------------------------------------------------        SEPTEMBER 30,
                                                           2001                2000              1999               1998
                                                       -----------         -----------       -----------        -------------
Net asset value, beginning of period .............     $     41.27         $     21.82       $     10.93         $     10.00
                                                       -----------         -----------       -----------         -----------
FROM INVESTMENT OPERATIONS
   Net investment income (loss) ..................           (0.00)(5)              --             (0.00)(5)              --
   Net realized and unrealized gains
      (losses) from investments and foreign
      currency transactions ......................          (25.80)              20.75             11.10                0.93
                                                       -----------         -----------       -----------         -----------
Total from investment operations .................          (25.80)              20.75             11.10                0.93
                                                       -----------         -----------       -----------         -----------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions (from capital gains) ............              --               (1.30)            (0.21)                 --
   Distributions (in excess of capital
      gains) .....................................           (4.71)                 --                --                  --
                                                       -----------         -----------       -----------         -----------
Total dividends and distributions ................           (4.71)              (1.30)            (0.21)                 --
                                                       -----------         -----------       -----------         -----------
NET ASSET VALUE, END OF PERIOD ...................     $     10.76         $     41.27       $     21.82         $     10.93
                                                       -----------         -----------       -----------         -----------
Total Return(2) ..................................          (68.35)%             95.98%           102.76%               9.30%
                                                       -----------         -----------       -----------         -----------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands)  .....     $    30,418         $   122,564       $    25,550         $     4,283
   Net expense ratio to average net
      assets(3) ..................................            1.50%               1.28%             1.78%               2.00%(4)
   Ratio of net investment loss to average
      net assets .................................           (1.15)%             (0.84)%           (1.03)%             (0.82)%(4)
   Gross expense ratio to average net assets .....            1.50%               1.28%             1.78%               2.46%(4)
   Portfolio turnover rate(2) ....................             216%                150%              178%                262%

------------------

(1)      Commencement of investment operations.

(2)      Not annualized.

(3) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(4)      Annualized.

(5)      Amount represents less than $0.01 per share.

BERGER NEW GENERATION FUND - INVESTOR SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                               YEARS ENDED SEPTEMBER 30,
                                                     -----------------------------------------------------------------------------
                                                         2001             2000             1999             1998           1997
                                                     -----------      -----------      -----------      -----------    -----------
Net asset value, beginning of period .............   $     37.99      $     25.77      $     12.66      $     14.72    $     11.82
                                                     -----------      -----------      -----------      -----------    -----------
FROM INVESTMENT OPERATIONS
   Net investment loss ...........................         (0.00)(1)        (0.00)(1)        (0.00)(1)           --          (0.13)
   Net realized and unrealized gains (losses)
      from investment and foreign currency
      transactions ...............................        (26.92)           16.77            13.61            (2.06)          3.64
                                                     -----------      -----------      -----------      -----------    -----------
Total from investment operations .................        (26.92)           16.77            13.61            (2.06)          3.51
                                                     -----------      -----------      -----------      -----------    -----------
LESS DIVIDENDS AND DISTRIBUTIONS
   Dividends (from net investment income) ........            --               --               --               --          (0.61)
   Distributions (from capital gains) ............            --            (4.55)           (0.50)              --             --
   Distributions (in excess of capital gains) ....         (5.23)              --               --               --             --
                                                     -----------      -----------      -----------      -----------    -----------
Total dividends and distributions ................         (5.23)           (4.55)           (0.50)              --          (0.61)
                                                     -----------      -----------      -----------      -----------    -----------
Net asset value, end of period ...................   $      5.84      $     37.99      $     25.77      $     12.66    $     14.72
                                                     -----------      -----------      -----------      -----------    -----------
Total Return .....................................        (79.44)%          67.16%          110.82%          (13.99)%        31.53%
                                                     -----------      -----------      -----------      -----------    -----------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ......   $   136,373      $   853,154      $   330,938      $   113,693    $   190,164
   Expense ratio to average net assets ...........          1.54%            1.30%            1.54%            1.72%          1.89%
   Ratio of net investment loss to average net
      assets .....................................         (1.24)%          (1.11)%          (1.29)%          (1.37)%        (1.51)%
   Portfolio turnover rate .......................           212%             149%             168%             243%           184%

------------------

(1)     Amount represents less than $0.01 per share

BERGER NEW GENERATION FUND - INSTITUTIONAL SHARES
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD

                                                                                                  PERIOD FROM
                                                                                                  AUGUST 16,
                                                                 YEARS ENDED SEPTEMBER 30,        1999(1) TO
                                                                 -------------------------        SEPTEMBER 30,
                                                                    2001           2000               1999
                                                                 ---------       ---------        -------------
Net asset value, beginning of period .......................     $   37.67       $   25.79         $   23.29
                                                                 ---------       ---------         ---------
FROM INVESTMENT OPERATIONS
   Net investment loss .....................................         (0.01)          (0.00)(5)         (0.00)(5)
   Net realized and unrealized gains (losses) from
      investments and foreign currency transactions ........        (26.61)          16.41              2.50
                                                                 ---------       ---------         ---------
Total from investment operations ...........................        (26.62)          16.41              2.50
                                                                 ---------       ---------         ---------
LESS DIVIDENDS AND DISTRIBUTIONS
   Distributions (from capital gains) ......................            --           (4.53)               --
   Distributions (in excess of capital gains) ..............         (5.23)             --                --
                                                                 ---------       ---------         ---------
Total dividends and distributions ..........................         (5.23)          (4.53)               --
                                                                 ---------       ---------         ---------
Net asset value, end of period .............................     $    5.82       $   37.67         $   25.79
                                                                 ---------       ---------         ---------
Total Return(3) ............................................        (79.28)%         65.68%            10.73%
                                                                 ---------       ---------         ---------
RATIOS/SUPPLEMENTAL DATA:
   Net assets, end of period (in thousands) ................     $   1,553       $   7,897         $     347
   Net expense ratio to average net assets(4) ..............          1.14%           1.17%             1.02%(2)
   Ratio of Net Investment Loss to Average Net Assets ......         (0.84)%         (0.95)%           (0.85)%(2)
   Gross expense ratio to average net assets ...............          1.41%           1.57%             1.02%(2)
   Portfolio turnover rate(3) ..............................           212%            149%              168%

------------------

(1)      Commencement of investment operations for Institutional Shares.

(2)      Annualized.

(3)      Not annualized.

(4) Net expenses represent gross expenses reduced by fees waived and/or reimbursed by the Advisor.

(5)      Amount represents less than $0.01 per share.

                        BERGER INVESTMENT PORTFOLIO TRUST
                       210 UNIVERSITY BOULEVARD, SUITE 800
                             DENVER, COLORADO 80206

                           BERGER NEW GENERATION FUND

                    PROXY FOR SPECIAL MEETING OF SHAREHOLDERS
                                   MAY 8, 2002

               THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF
                        BERGER INVESTMENT PORTFOLIO TRUST

         The undersigned Shareholder(s) of the Berger New Generation Fund (the "Fund"), a series of the Berger Investment Portfolio Trust (the "Trust") hereby appoint(s) ___________________________ (each with full power of substitution), the proxy or proxies of the undersigned to attend the Special Meeting of Shareholders (the "Special Meeting") of the Fund to be held on May 8, 2002, and any adjournments thereof, to vote all of the shares of the Fund that the signer would be entitled to vote if personally present at the Special Meeting and on any other matters brought before the Special Meeting, all as set forth in the Notice of Special Meeting of Shareholders. Said proxies are directed to vote or refrain from voting pursuant to the Proxy Statement/Prospectus as checked below.

         All properly executed proxies will be voted as directed herein by the signing Shareholder(s). If no direction is given when the duly executed proxy is returned, such shares will be voted FOR the Proposal. Please date, sign and return promptly.

         TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS.

            ---------------------------------------------------------

         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY.

         THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS A VOTE "FOR" THE PROPOSAL
TO:

Proposal 1:            To approve an Agreement and Plan of Reorganization
                       providing for the transfer of all of the assets and certain stated liabilities of the Berger New Generation
                       Fund to the Berger Mid Cap Growth Fund. This transfer will be made in exchange for shares of the Berger Mid Cap
                       Growth Fund, and the shares so received will be distributed to shareholders of the Berger New Generation
                       Fund.

                       [ ] For            [ ] Against          [ ] Abstain

         The undersigned acknowledges receipt with this proxy card of a copy of the Notice of Special Meeting of Shareholders and the Proxy Statement/Prospectus. Your signature(s) on this proxy card should be exactly as your name or names appear on this proxy card. If the shares are held jointly, each holder should sign. If signing is by attorney, executor, administrator, trustee or guardian, please print your full title below your signature.

Dated:  _____________, 2002


-----------------------------                 ----------------------------------
Signature                                     Signature

                                     PART C
                                OTHER INFORMATION

ITEM 15. INDEMNIFICATION.

         Article IX, Section 2 of the Trust Instrument for Berger Investment Portfolio Trust (the "Trust"), of which the Fund is a series, provides for indemnification of certain persons acting on behalf of the Trust to the fullest extent permitted by the law. In general, trustees, officers, employees and agents will be indemnified against liability and against all expenses incurred by them in connection with any claim, action, suit or proceeding (or settlement thereof) in which they become involved by virtue of their Trust office, unless their conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of their duties, or unless it has been determined that they have not acted in good faith in the reasonable belief that their actions were in or not opposed to the best interests of the Trust. The Trust also may advance money for these expenses, provided that the trustees, officers, employees or agents undertake to repay the Trust if their conduct is later determined to preclude indemnification. The Trust has the power to purchase insurance on behalf of its trustees, officers, employees and agents, whether or not it would be permitted or required to indemnify them for any such liability under the Trust Instrument or applicable law, and the Trust has purchased and maintains an insurance policy covering such persons against certain liabilities incurred in their official capacities.

ITEM 16. EXHIBITS

(1) Trust Instrument is incorporated by reference to Exhibit 1 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on April 30, 1998.

(2) Bylaws is incorporated by reference to Exhibit No. 2 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A filed via EDGAR on April 30, 1998.

(3)               Not Applicable.

(4) Form of Agreement and Plan of Reorganization is filed herewith as Exhibit A to Part A of this Registration Statement.

(5)               Not Applicable.

(6)(a) Form of Investment Advisory Agreement for Berger Mid Cap Growth Fund is incorporated by reference to Exhibit 5.5 of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on December 31, 1997.

(6)(b) Form of Amendment to Investment Advisory Agreement for Berger Mid Cap Growth Fund is incorporated by reference to Exhibit 23(d)-5a of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 28, 2000.

(7)(a) Form of Distribution Agreement between the Trust and Berger Distributors LLC, is incorporated by reference to Exhibit 6 of Post-Effective Amendment No. 16 to Registrant's Registration Statement on Form N-1A as filed via EDGAR on June 16, 1998.

(7)(b) Form of Amendment to Distribution Agreement between the Trust and Berger Distributors LLC is incorporated by reference to
                  Exhibit 23(e)-1 of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on September 27, 2001.

(8)               Not Applicable.

(9)(a) Form of Custody Agreement is incorporated by reference to Exhibit No. 8 of Post-Effective Amendment No. 6 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 27, 1995.

(9)(b) Form of Assignment from IFTC to State Street is incorporated by reference to Exhibit 23(g)-1a of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(9)(c) Form of Amendment to Custody Agreement for Foreign Custody is incorporated by reference to Exhibit 23(g)-1b of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(9)(d) Form of Global and Domestic Custody Fee Schedule is incorporated by reference to Exhibit 23(g)-1c of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on September 27, 2001.

(9)(e) Form of Retirement Custody Agreement is incorporated by reference to Exhibit 23(g)-2 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(9)(f) Form of Amendment to Retirement Custody Agreement is incorporated by reference to Exhibit 23(g)-2a of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on September 27, 2001.

(10) Form of Rule 12b-1 Plan for Berger Mid Cap Growth Fund is incorporated by reference to Exhibit 15.4 of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on December 31, 1997.

(11)              Not Applicable.

(12) Form of Opinion of PricewaterhouseCoopers LLP supporting the tax matters and consequences to shareholders discussed in the proxy statement/prospectus is filed herewith.

(13)(a) Form of Administrative Services Agreement for Berger Mid Cap Growth Fund is incorporated by reference to Exhibit 9.2.5 of Post-Effective Amendment No. 13 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on December 31, 1997.

(13)(b) Form of Amendment to Berger Mid Cap Growth Fund Administration Services Agreement is incorporated by reference to Exhibit 23(h)-5a of Post-Effective Amendment No. 24 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 28, 2000.

(13)(c) Form of Recordkeeping and Pricing Agreement is incorporated by reference to Exhibit 9.3 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on April 30, 1998.

(13)(d) Form of assignment of Recordkeeping and Pricing Agent Agreement from IFTC to DST is incorporated by reference to
                  Exhibit 23(h)-7a of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(13)(e) Form of Fee Schedule for Recordkeeping and Pricing is incorporated by reference to Exhibit 23(h)-7b of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on September 27, 2001.

(13)(f)           Form of Agency Agreement is incorporated by reference to
                  Exhibit 9.4 of Post-Effective Amendment No. 15 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on April 30, 1998.

(13)(g) Form of Assignment of Agency Agreement from IFTC to DST is incorporated by reference to Exhibit 23(h)-8a of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(13)(h) Form of Securities Lending Agreement is incorporated by reference to Exhibit 23(h)-10 of Post-Effective Amendment No. 38 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on January 29, 2001.

(13)(i) Form of Line of Credit Agreement is incorporated by reference to Exhibit 23(h)-12 of Post-Effective Amendment No. 47 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on September 27, 2001.

(14)              Consent of PricewaterhouseCoopers LLP is filed herewith.

(15)              Not Applicable.

(16)(a) Powers of Attorney for Directors of the Registrant are incorporated by reference to Post-Effective Amendment No. 40 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on March 16, 2001.

(16)(b) Powers of Attorney for Directors of the Registrant are incorporated by reference to Post Effective Amendment No. 21 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on June 15, 1999.

(17)(a) Prospectuses and SAIs for the Berger Funds dated January 29, 2002, are incorporated by reference to Post-Effective Amendment No. 48 to the Registrant's Registration Statement on Form N-1A as filed via EDGAR on November 19, 2001.

(17)(b) Audited Financial Statements for the Funds dated September 30, 2001, are incorporated by reference to the Registrant's N-30D filing as filed via EDGAR on November 21, 2001.

ITEM 17. UNDERTAKINGS.

         (1) The undersigned registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

         (2) The undersigned registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

As required by the Securities Act of 1933, this Registration Statement has been signed on behalf of the registrant, in the City and County of Denver, the State of Colorado, on the 30th day of January, 2002.

                                     BERGER INVESTMENT PORTFOLIO TRUST



                                     By   /s/ Jack R. Thompson
                                          --------------------------------------
                                          Jack R. Thompson, President

As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities and on the dates indicated:

                SIGNATURE                                  TITLE                                 DATE
                ---------                                  -----                                 ----
/s/ Jack R. Thompson                          President (Principal Executive                January 30, 2002
-----------------------------------               Officer) and Director              ----------------------------
Jack R. Thompson                                                                                 Date


/s/ Brian S. Ferrie                         Vice President (Principal                       January 30, 2002
-----------------------------------                    Financial Officer)            ----------------------------
Brian S. Ferrie                                                                                  Date


/s/ John A. Paganelli                          Vice President and Treasurer                 January 30, 2002
-----------------------------------          (Principal Accounting Officer)          ----------------------------
John A. Paganelli                                                                                Date


Dennis E. Baldwin*                                       Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Dennis E. Baldwin                                                                                Date


Katherine A. Cattanach*                                  Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Katherine A. Cattanach                                                                           Date


Paul R. Knapp*                                           Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Paul R. Knapp                                                                                    Date


Harry T. Lewis, Jr.*                                     Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Harry T. Lewis, Jr.                                                                              Date


Michael Owen*                                            Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Michael Owen                                                                                     Date


William Sinclaire*                                       Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
William Sinclaire                                                                                Date


Albert C. Yates*                                         Director                           January 30, 2002
-----------------------------------                                                  ----------------------------
Albert C. Yates                                                                                  Date

By:  /s/ Jack R. Thompson
     -------------------------------
     Attorney-in-fact


                                  EXHIBIT INDEX

EXHIBIT
NUMBER            DESCRIPTION
-------           -----------
99.12             Form of Opinion of PricewaterhouseCoopers LLP supporting the tax matters and consequences to shareholders discussed in the proxy statement/prospectus.

99.14             Consent of PricewaterhouseCoopers LLP.